Exhibit 10.7

RESEARCH COLLABORATION AGREEMENT

BY AND BETWEEN

NAUREX INC.

AND

APTINYX INC.

DATED AS OF JULY 24, 2015

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBITS:

Exhibit A	Initial Research Plan

SCHEDULES:

Schedule 1	Preliminary Data Package Information

Schedule 2	Exception Compounds

Schedule 3	Excluded Compounds

Schedule 4	Disorders and Conditions in the Field

Schedule 5	Preliminary Initial Screening Results

Schedule 6	Knowledge Persons

Schedule 7	Key Personnel

Schedule 8	SpinCo In-Licenses

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

RESEARCH COLLABORATION AGREEMENT

This Research Collaboration Agreement (this “Agreement”), dated as of July 24, 2015 (the “Execution Date”), is entered into by and between Naurex Inc., a Delaware corporation (the “Company”) and Aptinyx Inc., a Delaware corporation (“SpinCo”).  The Company and SpinCo are each referred to herein by name or as a “Party” or, collectively, as “Parties”.

RECITALS

WHEREAS, Actavis W.C. Holding Inc., a Delaware corporation (“Buyer”), the Company and SpinCo are parties to that certain Agreement and Plan of Merger of even date herewith among Allergan plc, a public limited company organized under the laws of Ireland, Buyer, Ursa Major Merger Sub Inc., a Delaware corporation, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Shareholders’ Representative (the “Merger Agreement”); and

WHEREAS, this Agreement shall become effective only as of the Closing Date (as defined in the Merger Agreement) (the “Effective Date”); and

WHEREAS, concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement for Buyer to enter into the Merger Agreement, the Company and SpinCo have agreed to enter into this Agreement, pursuant to which, among other things, the Company and SpinCo will collaborate in the research and discovery of small molecules that modulate the NMDA receptors (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the Parties agree as follows:

ARTICLE 1
DEFINED TERMS

Section 1.1.           Definitions.  As used herein, the following terms shall have the following meanings:

“Acquired Compound” means a Company Selected Compound for which the Company exercises an Option pursuant to Section 3.1, and any [***].

“Acquired Product” means any product that contains, or otherwise incorporates, an Acquired Compound.

“Affiliate” means, with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person; provided that, for purposes of this definition, “control” means, with respect to a Person, direct or indirect ownership of fifty percent (50%) or more, including

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ownership by trusts with substantially the same beneficial interests, of the voting and equity rights of such Person, or the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, by board of director membership or representation, or otherwise.

“Agreement” is defined in the preamble of this Agreement.

“Assignment Notice” is defined in Section 3.2(c).

“Assignment Notice Date” is defined in Section 3.2(c).

“Budgeted Amounts” is defined in Section 2.2(a).

“Business Day” means a day other than Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by applicable Laws to close.

“Buyer” is defined in the preamble of this Agreement.

“Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date and the last Calendar Quarter shall end on the last day of the Term.

“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

“Change of Control” means, with respect to a Party, the merger or sale of such Party or the sale or transfer of all or substantially all of the assets of such Party to a Third Party that is not an Affiliate of such Party.

“Collaboration Compound” means (a) any Existing Compounds and (b) any other small molecule compounds that are identified, generated, discovered, or developed by or on behalf of SpinCo or its Affiliates in the conduct of the Research Activities, excluding any Excluded Compound or any Company Compound (as defined in the License Agreement).

“Commercially Reasonable Efforts” means, with respect to the performance by SpinCo of SpinCo Activities hereunder, the carrying out of such activity in a sustained and diligent manner using efforts and resources comparable to the efforts and resources commonly used by a company in the research-based pharmaceutical industry in pursuing the discovery and research of compounds that are at a similar stage of discovery and research as the compounds included as part of the Research Program.  Without limitation to the foregoing, in the case of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SpinCo, such efforts and resources shall be no less than the efforts and resources used by SpinCo in relation to its research and other activities with respect to compounds and products for use outside the Field and in other research programs of SpinCo.

“Company” is defined in the preamble of this Agreement.

“Company Collaboration Know-How” means Information, other than SpinCo Improvements, that is Invented by the Company or its Affiliates (or by Third Parties working on behalf of the Company or its Affiliates) after the Effective Date in connection with the conduct of the Research Activities. Company Collaboration Know-How shall exclude Joint Collaboration Know-How.

“Company Collaboration Patent Rights” means Patent Rights that cover or claim inventions or discoveries that are Invented by the Company or its Affiliates (or by Third Parties working on behalf of the Company or its Affiliates) after the Effective Date in connection with the conduct of the Research Activities.  Company Collaboration Patent Rights shall exclude Joint Collaboration Patent Rights.

“Company Compound” has the meaning ascribed to such term in the License Agreement.

“Company Indemnified Party” is defined in Section 9.2.

“Company In-License Agreement” is defined in Section 6.4(b).

“Company Selected Compounds” means the Eligible Compounds selected by the Company in accordance with Section 2.2(c)(iii).

“Competing Business” is defined in Section 3.6.

“Compound-Specific Know-How” means, with respect to an Acquired Compound, [***].

“Compound-Specific Patent Rights” means those Patent Rights that solely cover or claim (a) the composition of matter, manufacture or use of any Acquired Compounds or Acquired Products or the other Exploitation of any Acquired Compounds or Acquired Products, or (b) any Compound-Specific Know-How.

“Compound-Specific Technology” means, with respect to an Acquired Compound, the Compound-Specific Know-How and Compound-Specific Patent Rights.

“Confidential Acquired Compound Information” is defined in Section 7.1(b)(iii).

“Confidential Information” is defined in Section 7.1(a).

“Confidentiality Term” is defined in Section 7.1(a).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Contributed Intellectual Property” has the meaning ascribed to such term in the Reorganization Agreement.

“Control” means, with respect to any item of Information, Patent Rights or other intellectual property rights, the possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign, or grant a license, sublicense or other right to or under, such Information, Patent Rights or other intellectual property rights, as provided for herein without violating the terms of any agreement or other arrangement with any Third Party and without violating any applicable Laws.  For clarity, no Party (or Affiliate of a Party, as applicable) shall be deemed to Control any Information, Patent Rights or other intellectual property rights by virtue of the license grants to that Party by the other Party as set forth in this Agreement.

“Data Package” means, with respect to a Company Selected Compound, all Information that is [***].  The Data Package shall include, at a minimum, the types of Information set forth on Schedule 1.

“Data Package Delivery Date” is defined in Section 3.1(b).

“Declined Compound” means any Collaboration Compound that (a) as of the end of the Research Term, Company has not selected as a Company Selected Compound, as provided in Section 2.2(c)(iii), or (b) as of the end of the Option Period, is a Company Selected Compound for which Company has not exercised an Option, as provided in Section 3.4.

“Dedicated FTE Resource” is defined in Section 4.2(a)(i).

“Designated Officers” is defined in Section 5.2(d).

“Development Services Agreement” means the development services agreement by and between the Company and SpinCo of even date herewith.

“Disputed Matter” is defined in Section 5.2(d).

“Effective Date” is defined in the Recitals.

“Eligible Compound” is defined in Section 2.2(c)(ii).

“Eligible Compound Notice” is defined in Section 2.2(c)(ii).

“Eligible Compound Pool” means the collection of Collaboration Compounds consisting of one or more Eligible Compounds as designated from time to time by the JSC.

“Eligible Compound Pool Satisfaction” means, with respect to a Party’s Eligible Compound Selection Period, that the Eligible Compound Pool contains at least [***] Eligible Compounds that are not Terminated Compounds, and that at least [***] of such Eligible Compounds has been added to the Eligible Compound Pool after the last Pick of the other Party.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Eligible Compound Pool Satisfaction Notice” is defined in Section 2.2(c)(ii).

“Eligible Compound Selection Period” means, with respect to a Party, [***].

“Exception Compound” means [***].

“Excluded Compound” means [***].

“Exclusivity Period” means the period commencing on the Effective Date and ending on the [***] anniversary of the last day of the Term.

“Execution Date” is defined in the Preamble of this Agreement.

“Existing Compound” means any small molecule compound, other than the Excluded Compounds, that is owned or Controlled by SpinCo as of the Effective Date as a result of the Reorganization.

“Exploit” and “Exploitation” means to research, develop, import, export, make, have made, use, sell, offer for sale and otherwise exploit, including all registration, modification, enhancement, improvement, manufacture, storage, formulation, exportation, transportation, distribution, promotion and marketing activities related thereto.

“Exploitation License” is defined in Section 6.3(b).

“Extended IP Access Period” means the period commencing on the last day of the Term and ending on the [***] anniversary thereof.

“Extended IP Access Period Patent Rights” means any Patent Rights that first meet the definition of SpinCo Background Patent Rights or SpinCo Platform Patent Rights during the Extended IP Access Period and not during the Term.

“Field” means any therapeutic, prophylactic or diagnostic use for (a) the psychiatric disorders or conditions set forth on Schedule 4, or (b) the neurocognitive disorders or conditions set forth on Schedule 4.

“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act.

“Force Majeure” means any event that is beyond a non-performing Party’s reasonable control, including an act of God, strike, lock-out or other industrial/labor disputes (whether involving the workforce of the Party so prevented or of any other Person), war, riot, civil commotion, terrorist act, malicious damage, epidemic, quarantine, fire, flood, storm, or natural disaster or compliance with any new, changed (including changed interpretations thereof), or reasonably unanticipated Law or governmental order, rule, regulation or direction (including changes in the requirements of a Governmental Entity), whether or not it is later held to be invalid, except to the extent any such Law or governmental order, rule, regulation or direction operates to delay or prevent the non-performing Party’s performance as a result of or in

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

connection with any breach by such Party or any of its Affiliates of any term or condition (including any representation or warranty) of this Agreement.

“FTE” means a full-time, equivalent person year, based upon a total of [***] hours per year of scientific or technical work in connection with the Funded SpinCo Activities.

“FTE Cost” means, for any period during the Term, the applicable FTE Rate multiplied by the applicable number of FTEs to be expended over such period.

“FTE Rate” means [***]. The FTE Rate shall be adjusted annually for each Calendar Year after 2016 to be equal to the FTE Rate as of the Effective Date or the preceding Calendar Year, as the case may be, plus a percentage increase equal to the percentage increase in such Calendar Year in the Consumer Price Index for all Urban Consumers, as published by the U.S. Department of Labor, Bureau of Statistics.

“Funded SpinCo Activities” means the conduct by or on behalf of SpinCo of the following activities in accordance with the Research Plan and this Agreement: [***].

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Governmental Entity” means any instrumentality, subdivision, court, administrative agency, commission, official or other authority of any country, state, province, prefect, municipality, locality or other government or political subdivision thereof, or any multinational organization or authority, or any quasi-governmental, private body or arbitral body exercising any executive, legislative, judicial, quasi-judicial, regulatory, taxing, importing, administrative or other governmental or quasi-governmental authority.

“Grantback In-License Notice” is defined in Section 6.4(b).

“Grantback License” is defined in Section 6.4(b).

“Grantback Patent Rights” means any Compound-Specific Patent Rights that are licensed by SpinCo to the Company pursuant to Section 6.3 or assigned by SpinCo to the Company pursuant to Section 3.2.

“Grantback Third Party Obligations” is defined in Section 6.4(b).

“Indemnification Claim Notice” is defined in Section 9.3(a).

“Indemnified Party” means the Company, in the case of a Company Indemnified Party, or SpinCo, in the case of a SpinCo Indemnified Party.

“Indemnifying Party” means the Company or SpinCo, as applicable, as the Party against whom a claim for indemnification is being asserted under Article 9.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Independent Accountant” means an internationally recognized independent registered public accounting firm selected by the Company and reasonably acceptable to SpinCo.

“Information” means information, data, discoveries, inventions, methods, and processes (in each case, whether patentable or not), including (a) techniques and data, including screens, models, methods, test data, including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information and (b) to the extent the term is used in a context which applies to tangible items (as opposed to intangible items), Materials.

“Infringement/Challenge” is defined in Section 6.6(a).

“Initial Eligible Compound Selection Period” is defined in Section 2.2(c)(iii)(A).

“Initial Screening Process” means those tests, assays, studies and other activities to be performed in order for a Collaboration Compound to be designated a Eligible Compound by the JSC, as such tests, assays, studies and other activities are more fully defined in the Research Plan.

“Initial Screening Results” means, with respect to a Collaboration Compound, all Information that is (a) generated by or on behalf of SpinCo or its Affiliates under the Research Plan or otherwise in the Control of SpinCo or its Affiliates and (b) reasonably necessary or useful for the JSC to make a fully informed decision about whether or not to designate such Collaboration Compound as an Eligible Compound. The Initial Screening Results shall include, at a minimum, the types of Information set forth on Schedule 5.  For clarity, as used in the definition of Initial Screening Results, Information Controlled by SpinCo includes Information in the public domain that is in the possession of SpinCo and not subject to any restriction preventing the disclosure of such Information to the Company.

“Initial Transfer” is defined in Section 3.3.

“Invented” means invented, developed, generated, discovered, conceived, reduced to practice, created, or otherwise made (with a correlative meaning for “Invention”).

“Joint Collaboration Know-How” means any Information, other than SpinCo Improvements, that is Invented in connection with the conduct of the Research Activities jointly by (a) the Company or its Affiliates or Third Parties working on behalf of the Company or its Affiliates and (b) SpinCo or its Affiliates or Third Parties working on behalf of SpinCo or its Affiliates. Joint Collaboration Know-How shall exclude, after exercise by the Company of an Option, any Information that constitutes Compound-Specific Know-How that is assigned to the Company pursuant to Section 3.2.

“Joint Collaboration Patent Rights” means any Patent Rights that cover or claim inventions or discoveries that are Invented in connection with the conduct of the Research Activities jointly by (a) the Company or its Affiliates or by Third Parties working on behalf of the Company or its Affiliates and (b) SpinCo or its Affiliates or by Third Parties working on behalf of SpinCo or its Affiliates. Joint Collaboration Patent Rights shall exclude any

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Compound-Specific Patent Rights that are assigned to the Company pursuant to Section 3.2 from and after the effective date of such assignment.

“Joint Collaboration Technology” means, collectively, the Joint Collaboration Know-How and the Joint Collaboration Patent Rights.

“Joint Steering Committee” or “JSC” is defined in Section 5.2.

“Key Personnel” is defined in Section 2.6.

“Knowledge” or variations thereof means the actual knowledge of those individuals listed on Schedule 6, including in each case, the knowledge such individuals would reasonably be expected to have after reasonable inquiry.

“Law” means any federal, state, territorial, foreign or local law, common law, statute, ordinance, judicial decision, rule, regulation or code of any Governmental Entity or any domestic or foreign institutional review board, privacy board or ethics committee.

“Lead Litigation Party” is defined in Section 6.6(a)(iii).

“Licensed Technology” is defined in Section 6.3(a).

“Lien” means any lien, security interest, mortgage, pledge, lease, adverse claim, levy, charge or other encumbrance or restriction of any kind, whether arising by contract or by operation of Law, or any conditional sale contract, title retention contract or other contract to grant any of the foregoing.

“Losses” means any claims, actions, causes of action, Judgments (as defined in the Merger Agreement), suits, fines, Liabilities (as defined in the Merger Agreement), losses, costs (including the costs of defense and enforcement of this Agreement), damages, expenses or amounts paid in settlement (in each case, including reasonable attorneys’ and experts’ fees and expenses).

“Materials” means compositions of matter, including (a) compounds and (b) tangible materials used in assays.

“Merger Agreement” is defined in the Recitals.

“NMDA” means N-methyl-D-aspartate.

“Non-Acquired Compounds” means any Collaboration Compounds other than Acquired  Compounds.

“Non-Acquired Products” means any products that incorporate a Collaboration Compound, other than any product that contains or otherwise incorporates an Acquired Compound or any Company Compound.

“Non-Pick Notice” is defined in Section 2.2(c)(iii)(A).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Option” is defined in Section 3.1.

“Option Exercise Date” means, with respect to any Company Selected Compound for which the Company exercises an Option, the date on which the Company provides the Option Exercise Notice to SpinCo in accordance with Section 3.1(c) and pays the Option Exercise Fee pursuant to Section 4.4.

“Option Exercise Fee” is defined in Section 4.4.

“Option Exercise Notice” is defined in Section 3.1(c).

“Option Period” means, the period of time beginning on the Effective Date and ending on the date that is one hundred eighty (180) days after the last day of the Research Term, as such period may be adjusted with respect to particular Company Selected Compounds pursuant to Section 3.1(b), or such longer period as the Parties may agree; provided that the Option Period shall be deemed to expire for all Company Selected Compounds on the date on which the Company has exercised Options for a total of three (3) Acquired Compounds.

“Orange Book” means the United States Food and Drug Administration’s publication, Approved Drug Products with Therapeutic Equivalence Evaluation, commonly known as the “Orange Book.”

“Out of Budget Amounts” is defined in Section 4.2(d).

“Out-of-Pocket Expenses” means, with respect to the Funded SpinCo Activities, SpinCo’s actual, reasonably incurred, documented, out-of-pocket expenses incurred in performing the Funded SpinCo Activities to the extent not included in the FTE Cost (or FTE-based funding) with respect to such Funded SpinCo Activities.

“Party” and “Parties” are defined in the preamble of this Agreement.

“Patent Cooperation Treaty” means the Patent Cooperation Treaty, opened for signature June 19, 1970, 28 U.S.T. 7645.

“Patent Rights” means any and all (a) issued patents; (b) patent applications, including all applications and filings made pursuant to the Patent Cooperation Treaty, provisional applications, substitutions, continuations, continuations-in-part, divisionals and renewals, and all letters of patent granted with respect to any of the foregoing; (c) patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, patents resulting from post-grant proceedings, reissues and re-examinations; (d) inventor’s certificates; and (e) other forms of government issued rights substantially similar to any of the foregoing.

“Permitted Use” is defined in Section 7.1(a).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Person” means an individual, corporation, company, partnership, limited liability company, joint venture, association, trust, business trust, Governmental Entity, unincorporated organization, a division or operating group of any of the foregoing or any other entity or organization.

“Pick” is defined in Section 2.2(c)(iii)(A).

“Pick Notice” is defined in Section 2.2(c)(iii)(A).

“Post-Selection Enabling Activities” means those IND-enabling tests, assays, studies and other activities to be performed by or on behalf of SpinCo with respect to any Company Selected Compound or Acquired Compound, including as such tests, assays, studies and other activities are described in any Research Plan. For clarity, Post-Selection Enabling Activities exclude Preclinical Functional Efficacy Studies.

“Preclinical Functional Efficacy Studies” means those tests, assays, studies and other activities to be performed by or on behalf of SpinCo with respect to any Company Selected Compound or SpinCo Selected Compound to determine the suitability within the Field or outside the Field for use in connection with certain diseases, conditions and disorders, including as such tests, assays, studies and other activities are described in any Research Plan.

“Prepaid Research Expenses” is defined in Section 4.1.

“Project Coordinator” is defined in Section 5.1.

“Reimbursed FTE Number” is defined in Section 4.2(a)(i).

“Reorganization Agreement” means the asset contribution agreement by and between the Company and SpinCo of even date herewith.

“Representatives” means with respect to a Person, such Person’s legal, financial, internal and independent accounting and other professional advisors and representatives.

“Research Activities” means those tests, studies and other activities specified to be conducted or actually conducted under or in connection with the Research Plan, including the Initial Screening Process, the Preclinical Functional Efficacy Studies and the Post-Selection Enabling Activities.

“Research Plan” is defined in Section 2.2(a).

“Research Program” is defined in Section 2.1.

“Research Program Information” is defined in Section 7.1(b)(i).

“Research Program Resource Commitment” is defined in Section 2.5(a).

“Research Team” is defined in Section 4.2(a)(i).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Research Term” is defined in Section 2.4.

“Resource Allocation Principle” is defined in Section 4.2(a)(i).

“Selected Compound” means any SpinCo Selected Compound or any Company Selected Compound, as applicable.

“Selected In-License Notice” is defined in Section 6.3(d).

“Selected SpinCo In-License Agreement” is defined in Section 6.3(d).

“SpinCo” is defined in the preamble of this Agreement.

“SpinCo Activities” means those Research Activities conducted or required to be conducted by or on behalf of SpinCo or its Affiliates.

“SpinCo Background Know-How” means, subject to Section 11.2(b), (a) Information included in the Contributed Intellectual Property and (b) other Information that is owned or Controlled by SpinCo as of the Effective Date or Controlled by SpinCo any time during the Term or at any time during the Extended IP Access Period and is reasonably necessary or useful for performance of the Research Plan or the Exploitation of compounds that modulate the NMDA receptors, or any products containing or otherwise incorporating any such compounds (including Company Selected Compounds, Acquired Compounds and Acquired Products), including any SpinCo Platform Know-How.  SpinCo Background Know-How shall exclude (a) Joint Collaboration Know-How, (b) SpinCo Collaboration Know-How, and (c) after exercise by the Company of an Option, any Information that constitutes Compound-Specific Know-How that is assigned to the Company pursuant to Section 3.2.

“SpinCo Background Patent Rights” means, subject to Section 11.2(b), (a) Patent Rights included in the Contributed Intellectual Property and (b) any other Patent Rights owned or Controlled by SpinCo as of the Effective Date or Controlled by SpinCo during the Term or at any time during the Extended IP Access Period that cover or claim SpinCo Background Know-How, including any SpinCo Platform Patent Rights.  SpinCo Background Patent Rights shall exclude (a) SpinCo Collaboration Patent Rights, (b) Joint Collaboration Patent Rights, and (c) after exercise by the Company of an Option, any Patent Rights that constitute Compound-Specific Patent Rights that are assigned to the Company pursuant to Section 3.2.

“SpinCo Collaboration Know-How” means any Information, other than SpinCo Improvements, that is Invented by SpinCo or its Affiliates (or by Third Parties working on behalf of SpinCo or its Affiliates) in connection with the conduct of the Research Activities. SpinCo Collaboration Know-How shall exclude (a) SpinCo Background Know-How, (b) Joint Collaboration Know-How, and (c) after exercise by the Company of an Option, any Information that constitutes Compound-Specific Know-How that is assigned to the Company pursuant to Section 3.2.

“SpinCo Collaboration Patent Rights” means Patent Rights that cover or claim inventions or discoveries that are Invented by SpinCo or its Affiliates (or by Third Parties working on behalf of SpinCo or its Affiliates) in connection with the conduct of the Research

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Activities.  SpinCo Collaboration Patent Rights shall exclude (a) SpinCo Background Patent Rights, (b) Joint Collaboration Patent Rights, and (c) after exercise by the Company of an Option, any Patent Rights that constitute Compound-Specific Technology that are assigned to Company pursuant to Section 3.2.

“SpinCo FTE Number” is defined in Section 4.2(a)(i).

“SpinCo Improvement” means, any Information that is Invented by either Party, or jointly by the Parties, in connection with the conduct of the Research Activities that is a modification of, or an improvement to, the SpinCo Platform; provided that in no event shall a SpinCo Improvement include any compositions of matter with respect to any Company Compounds, Collaboration Compounds (including any Selected Compounds or Acquired Compounds), or methods of use or manufacture or other Exploitation of any Company Compounds or Collaboration Compounds.

“SpinCo Indemnified Party” is defined in Section 9.1.

“SpinCo In-License” means any agreement between SpinCo or any of its Affiliates, on the one hand, and a Third Party, on the other hand, pursuant to which SpinCo or such Affiliate has obtained or, with respect to any agreement entered into after the Effective Date, obtains any rights or interest in or to any Patent Rights or Information included within the SpinCo Technology.

“SpinCo Platform” means SpinCo’s proprietary methods of screening and profiling molecules, [***], that enables the identification and characterization of pharmacological modulators of N-methyl-D-aspartate (NMDA) receptors. [***].

“SpinCo Platform Know-How” means any Information owned or Controlled by SpinCo as of the Effective Date or during the Term or at any time during the Extended IP Access Period that is not generally known, to the extent pertaining specifically to the SpinCo Platform.

“SpinCo Platform Patent Rights” means any Patent Rights owned or Controlled by SpinCo as of the Effective Date or during the Term or at any time during the Extended IP Access Period that solely cover or claim the SpinCo Platform Know-How or any SpinCo Improvements.

“SpinCo Selected Compounds” means the Eligible Compounds selected by SpinCo in accordance with Section 2.2(c)(iii).

“SpinCo Technology” means, collectively, the SpinCo Background Know-How, SpinCo Background Patent Rights, SpinCo Collaboration Know-How, and SpinCo Collaboration Patent Rights, including the SpinCo Platform, SpinCo Platform Know-How, SpinCo Platform Patent Rights and SpinCo Improvements.

“Target Compound Profile” means a target compound profile consisting of a set of targeted chemical and biological properties for small molecules to be evaluated and identified pursuant to the Research Plan for the purpose of identifying, generating, discovering and developing those small molecules that show the greatest promise for use in the Field, which profile has been approved by the JSC in accordance with Section 5.2(c)(ii).

“Term” is defined in Section 10.1.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Terminated Compound” is defined in Section 2.2(e).

“Territory” means all countries in the world.

“Third Party” means any Person other than the Company, SpinCo and their respective Affiliates.

“Third Party Claims” is defined in Section 9.1.

Section 1.2.                                 Descriptive Headings; Certain Interpretations.

(a)                     The table of contents and headings contained in this Agreement are for reference purposes only and shall not control or affect the meaning or construction of this Agreement.

(b)                     Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement:

(i)                                     “or” has the inclusive meaning represented by the phrase “and/or”;

(ii)                                  “include”, “includes” and “including” are not limiting;

(iii)                               “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

(iv)                              “date hereof” refers to the date of this Agreement set forth in the preamble;

(v)                                 “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”;

(vi)                              definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(vii)                           references to “small molecule” are not intended and shall not be construed to include any peptide, small peptide, polypeptide or any modification of any of the foregoing that results in a compound containing two (2) or more amino acids and/or modified amino acids linked by a peptide bond;

(viii)                        references to an “Article”, “Section”, “Subsection”, “Exhibit” or “Schedule” refer to an Article of, a Section or Subsection of, or an Exhibit or Schedule to, this Agreement;

(ix)                              words importing the masculine gender include the feminine or neuter and, in each case, vice versa;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(x)                                 “day” or “days” refers to calendar days;

(xi)                              references to a Law include any amendment or modification to such Law and any rules or regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules or regulations occurs, before or, only with respect to events or developments occurring or actions taken or conditions existing after the date of such amendment, modification or issuance, after the date of this Agreement, but only to the extent such amendment or modification, to the extent it occurs after the date hereof, does not have a retroactive effect;

(xii)                           references to dollars are to U.S. dollars; and

(xiii)                        the language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provision.

ARTICLE 2
RESEARCH PROGRAM

Section 2.1.                                 General.  The Parties have entered into this Agreement with the principal objectives of (a) identifying, generating, discovering and developing small molecules that modulate the NMDA receptors, including the Existing Compounds and other Collaboration Compounds, in each case in accordance with the Research Plan and this Agreement, (b) identifying Collaboration Compounds for inclusion in the Eligible Compound Pool, (c) enabling the Company to select Collaboration Compounds that are included in the Eligible Compound Pool in accordance with Section 2.2(c), (d) enabling SpinCo to select Collaboration Compounds that are included in the Eligible Compound Pool in accordance with Section 2.2(c), (e) enabling the Company to identify Collaboration Compounds that show suitability and promise in the Field and (f) enabling SpinCo to identify Collaboration Compounds that show suitability and promise outside the Field (the “Research Program”).  The Parties shall conduct the Research Program in accordance with this Article 2 and the other terms and conditions of this Agreement.

Section 2.2.                                 Research Plan and Research Activities.

(a)                     Research Plan.  The activities to be undertaken in the course of the Research Program shall be set forth in a written research plan, which may be updated and amended in writing from time to time by the JSC (the “Research Plan”).  The initial Research Plan setting forth a high-level summary of the anticipated Research Activities is attached hereto as Exhibit A and shall serve as the Research Plan hereunder until such time as the Parties adopt a further updated plan in accordance with this Section 2.2(a). The JSC shall prepare and recommend for adoption by the Parties a further updated (and complete) Research Plan within fifteen (15) days

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

after the Effective Date.  In addition, the JSC shall review and finalize Schedule 1 and Schedule 5 within fifteen (15) days after the Effective Date. Thereafter, for each subsequent Calendar Year, the JSC will prepare an updated Research Plan, which will be completed and approved by November 1 of the preceding Calendar Year.  Except as otherwise provided in this Section 2.2(a) with respect to the initial Research Plan, the Research Plan (and each annual update thereto) will specify the following components, as applicable: [***].  Without limitation to the foregoing, each of SpinCo and the Company acknowledges that it is the intention of the Parties that Research Plan direct the Research Activities to the identification, generation, discovery and development of Collaboration Compounds that modulate the NMDA receptor [***] so as to permit the Company to select three (3) Collaboration Compounds based on their suitability and promise for application in the Field.

(b)                     Research Activities; Target Compound Profiles.

(i)                                     Under the direction and supervision of the Joint Steering Committee, SpinCo shall use Commercially Reasonable Efforts to perform, or cause to be performed, the Research Activities in accordance with this Agreement and the Research Plan.  Subject to the reimbursement by the Company of certain FTE Costs (and FTE-based funding) and the Out-of-Pocket Expenses for Funded SpinCo Activities as provided in Section 4.2, each Party shall bear the costs and expenses incurred by such Party in connection with the conduct of the Research Program.

(ii)                                  By and through their respective representatives on the JSC, SpinCo shall, and the Company may, from time to time propose target compound profiles for use in identifying, generating, discovering and developing those Collaboration Compounds most suitable and promising for application in the Field.  Once approved by the JSC, (A) such proposed target compound profiles shall become Target Compound Profiles hereunder and (B) a Target Compound Profile may be modified or amended by the JSC from time to time.

(c)                      Identification and Selection of Collaboration Compounds.

(i)                                     Promptly after the Effective Date with respect to the Existing Compounds, and, with respect to Collaboration Compounds identified during the Research Term, promptly after synthesis of such Collaboration Compounds, SpinCo shall provide to the JSC any Information Controlled by SpinCo with respect thereto in accordance with criteria to be established by the JSC.  The JSC shall from time to time discuss such Information, and select and prioritize those Collaboration Compounds that will be further researched and evaluated under the Initial Screening Process as set forth in the Research Plan based on criteria to be established by the JSC from time to time.  SpinCo shall continue to update the JSC and the Company promptly with any Information Controlled by SpinCo pursuant to the Initial Screening Process with respect to such Collaboration Compounds and provide to the JSC and the Company Initial Screening Results as they become available.  For clarity, as used in this Section 2.2(c), Information Controlled by SpinCo includes Information in the public domain that is in the possession of SpinCo and not subject to any restriction preventing the disclosure of such Information to the Company.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii)                                  Upon completion of all Initial Screening Process activities with respect to a Collaboration Compound, SpinCo shall present promptly to the JSC and the Company all Initial Screening Results for such Collaboration Compound, together with SpinCo’s good-faith opinion to the Company and the JSC with respect to whether SpinCo reasonably believes that such Collaboration Compound satisfies the applicable Target Compound Profile.  As promptly as practicable after receipt of the Initial Screening Results for each Collaboration Compound (or earlier on its own initiative), the JSC shall meet and evaluate such Initial Screening Results (or any interim results) in accordance with the criteria set forth in the Research Plan or otherwise established by the JSC to determine whether or not to designate such Collaboration Compound for inclusion in the Eligible Compound Pool (any Collaboration Compound so designated by the JSC, an “Eligible Compound”).  Eligible Compounds shall be added to the Eligible Compound Pool throughout the Research Term as such determinations are made by the JSC and in the order such determinations are made by the JSC, in each case as of the date of the applicable determination.  The JSC shall provide prompt written notice to each of SpinCo and the Company (A) upon the determination by the JSC that a Collaboration Compound is a Eligible Compound and shall be included in the Eligible Compound Pool (each, an “Eligible Compound Notice”) and (B) when Eligible Compound Pool Satisfaction is achieved (the “Eligible Compound Pool Satisfaction Notice”).

(iii)                               Upon the receipt by the Parties of any Eligible Compound Notice, the Parties shall have the right to designate Collaboration Compounds as Company Selected Compounds or SpinCo Selected Compounds, as applicable, according to the following procedures.

(A)                               The Company shall have the right at any time during the period commencing on the date of receipt by the Parties from the JSC of the initial Eligible Compound Notice and ending [***] days after the date of receipt by the Parties from the JSC of the initial Eligible Compound Pool Satisfaction Notice (the “Initial Eligible Compound Selection Period”), to select one (1) Eligible Compound (the right of either Party to select one (1) Eligible Compound in accordance with this Section 2.2(c), a “Pick”) as a Company Selected Compound by delivering written notice thereof to the JSC and SpinCo identifying the selected Eligible Compound (the “Pick Notice”), in which case each such Eligible Compound shall be deemed to be a Company Selected Compound as of the date of such written notice. If the Company declines to exercise a Pick during the Eligible Compound Selection Period, the JSC shall deliver a written notice of such failure to the Company and SpinCo (a “Non-Pick Notice”).

(B)                               (i) Following the Company’s Pick pursuant to subsection (A), SpinCo shall have the right at any time during the applicable Eligible Compound Selection Period ending [***] days after the date of receipt by the Parties from the JSC of an Eligible Compound Pool Satisfaction Notice or (ii) following the Company’s failure to Pick pursuant to subsection (A) at any time during the applicable Eligible Compound Selection Period ending [***] days after the date of receipt by the Parties from the JSC of a Non-Pick Notice, in either case ((i) or (ii))  to  exercise a Pick with respect to one (1) Eligible Compound as a SpinCo Selected Compound by delivering a Pick Notice to the JSC and the Company identifying the selected Eligible Compound, in which case each such Eligible Compound shall be deemed to be

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

a SpinCo Selected Compound as of the date of such Pick Notice.

(C)                               Subject to subsections (A) and (B), the right to exercise a Pick shall alternate thereafter between the Company and SpinCo according to the foregoing procedures, on a mutatis mutandis basis, with the Company having the next opportunity, during its next applicable Eligible Compound Selection Period, to exercise a Pick (or to decline a Pick) following the Pick (or declination to Pick) by SpinCo pursuant to Section 2.2(c)(iii)(B), and then SpinCo having the next opportunity, during its next applicable Eligible Compound Selection Period, to Pick (or decline to Pick) after the Company’s last Pick (or declination to Pick), and so on.

(D)                               Each Party may exercise its right to select an Eligible Compound from the Eligible Compound Pool during the applicable Eligible Compound Selection Period, even if Eligible Compound Pool Satisfaction has not been achieved. If during the Eligible Compound Selection Period of a Party, additional Eligible Compounds are added to the Eligible Compound Pool, such Eligible Compound Selection Period shall be extended at the election of such Party by the number of days necessary for such Party to have at least [***] Business Days to consider such additional Eligible Compounds prior to exercising its Pick by delivering written notice thereof to the JSC and the other Party.

(E)                                Unless otherwise agreed by the Parties, each Party’s exercise of a Pick shall be effective only if such Party delivers a Pick Notice as required herein no later than the last day of the applicable Eligible Compound Selection Period (taking account of any extensions thereof pursuant to Section 2.2(c)(iii)(D)).  If a Party fails to deliver such notice within the applicable period, such Party shall be deemed to have declined the right to exercise a Pick with respect to the applicable Eligible Compound Selection Period.

(F)                                 The JSC shall provide prompt notice to a Party upon the earliest of the other Party’s exercise of a Pick, or declination to exercise a Pick,  and the expiration of an Eligible Compound Selection Period of the other Party.

(iv)                              At any time during the Research Term, SpinCo and the Company may trade, vary or modify selection rights or the Picking procedures by written agreement.

(v)                                 Each of SpinCo and the Company acknowledges that it is the intention of the Parties that the Research Program will be conducted in a manner that facilitates the sharing of Information as contemplated under this Agreement and consensus-based decision making with respect to the order and timing of the Research Activities carried out under the Research Plan, with a shared goal of progressing expeditiously the consideration and selection by the JSC of Eligible Compounds for the Eligible Compound Pool and the selection by each Party of Selected Compounds.  Each Party shall in good faith perform its obligations hereunder in furtherance of these objectives, without regard to the effect that the order or timing of the Research Activities or the sharing of such Information would have in relation to one Party or the other’s Picking rights with regard to Eligible Compounds as set forth in Section 2.2(c).

(d)                     Selected Compounds.  With respect to any Company Selected Compounds,

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the Company shall have the right, but not the obligation, at any time during the Research Term, (i) to (A) have conducted by SpinCo such Preclinical Functional Efficacy Studies as may be set forth in the then current Research Plan (B) have conducted by SpinCo such additional Preclinical Functional Efficacy Studies as the Company may reasonably request in writing from time to time consistent with the Resource Allocation Principle; and (ii) to (A) have conducted by SpinCo such Post-Selection Enabling Activities as may be set forth in the Research Plan, and (B) have conducted by SpinCo such other tests, assays, studies and activities (including Post-Selection Enabling Activities) as the Company may reasonably request in writing from time to time for the purpose of generating Information necessary or reasonably useful for the Company to determine whether it desires to exercise an Option with respect to such Company Selected Compound, and in the case of this clause (B), to which SpinCo agrees, such agreement not to be unreasonably conditioned, withheld or delayed.  In the case of tests, assays, studies and activities requested under clause (ii)(B), it is understood that SpinCo shall not be required to agree to perform such other tests, assays, studies and activities to the extent it would require a resource commitment in excess of the Research Program Resource Commitment.  With respect to any such tests, assays, studies and other activities that are not covered by the then current Research Plan to which SpinCo agrees, the Parties shall cooperate, by and through their respective members on the JSC, to adopt an amendment to the Research Plan to reflect such tests, assays, studies and other activities, including to include Budgeted Amounts for (x) the Out-of-Pocket Expenses to be reimbursed by the Company with respect to such activities pursuant to Section 4.2(a) or 4.2(b), as applicable, and (y) in the case of any such tests, assays, studies and activities under clause (ii)(B) (including Post-Selection Enabling Activities), the number of FTEs and the associated FTE Costs for the conduct and completion of such activities, in each case for the applicable period, to be reimbursed by the Company pursuant to Section 4.2(b).  Except as expressly set forth in the Research Plan or as requested by Company hereunder, SpinCo shall not conduct research or development on any Company Selected Compound during the Research Term.  For clarity, (x) subject to Section 3.6, SpinCo shall have the right (but not the obligation) to perform any tests, assays, studies and other activities with respect to SpinCo Selected Compounds as it may determine in its sole discretion, (y) the Company shall have the right (but not the obligation) to perform, or to engage Affiliates or Third Parties to perform, any tests, assays, studies and other activities with respect to any and all Company Selected Compounds during the Option Period, including additional Preclinical Functional Efficacy Studies and Post-Selection Enabling Activities; and (z) neither Party shall have any obligation during the Research Term to conduct or have conducted research or development activities with respect to such Party’s Selected Compounds.  If the Company conducts or  engages any Affiliate or Third Party to conduct any Preclinical Functional Efficacy Studies or substantially equivalent tests, assays, studies and other activities pursuant to clause (y) of the preceding sentence during the Research Term, the Company shall provide the results thereof that the Company Controls to SpinCo; provided that such right shall not extend to results of tests, assays, studies or other activities with respect to any Company Selected Compound conducted after the exercise by the Company of an Option with respect to such Company Selected Compound.

(e)                      Terminated Compounds.  At any time during the Research Term, the Company shall have the right to elect to permanently discontinue Research Activities with respect to any Company Selected Compound by providing not less than thirty (30) days’ written

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

notice to SpinCo and SpinCo shall have the right to elect to permanently discontinue Research Activities with respect to any SpinCo Selected Compound by providing written notice to the Company. In the event that the Company or SpinCo provides such written notice that it has made such election to terminate Research Activities with respect to a Selected Compound, the applicable Selected Compound shall become a “Terminated Compound” and shall be deemed to be returned to the Eligible Compound Pool as of the date of expiration of the thirty (30) day notice period (with respect to the Company) and as of the date of such notice (with respect to SpinCo) for potential selection by the other Party in accordance with the procedures set forth in Section 2.2(c).

(f)                       Exception Compounds.  Notwithstanding anything to the contrary in this Agreement, the Parties hereby agree that Section 2.2(c) shall not apply to Exception Compounds, which shall be governed instead by this Section 2.2(f).  SpinCo shall conduct such additional tests, assays, studies and other activities, including Preclinical Functional Efficacy Studies, with respect to the Exception Compounds as the Company may request in writing during the Research Term, consistent with the Resource Allocation Principle, to enable the Company to determine whether it wishes to select the Exception Compounds as Company Selected Compounds or exercise an Option with respect to the Exception Compounds. [***]. The Company’s selection of the Exception Compounds as Company Selected Compounds pursuant to this Section 2.2(f) shall not constitute a Pick for purposes of this Agreement.  [***].

(g)                      Limitation on Compounds Outside Research Activities.  It is the intention of the Parties that, except for the Excluded Compounds, or as provided in Section 2.2(f) in relation to Exception Compounds, SpinCo will make available for screening through the Research Activities during the Research Term, and the exercise by the Parties of related selection rights (though the Picking procedures), any and all small molecule compounds owned or Controlled as of the Effective Date or Controlled at any time during the Term or otherwise being subjected to synthesis, screening or testing by SpinCo during the Research Term that are reasonably believed by SpinCo to have the potential to modulate the NMDA receptors.  Accordingly, except as provided in this Agreement with respect to the conduct of the Research Program, SpinCo shall not, directly or indirectly, whether alone or together with a Third Party, engage during the Research Term in any activities to identify, generate, discover, or develop small molecule compounds that modulate the NMDA receptors, including any Collaboration Compounds, except as provided in this Agreement with respect to the Exploitation by SpinCo of the Excluded Compounds, any SpinCo Selected Compound or any Declined Compound.

Section 2.3.                                 Conduct of the Research Program; Diligence.  SpinCo shall use Commercially Reasonable Efforts during the Research Term to conduct the Research Activities set forth in the Research Plan in order to identify, generate, discover and develop in connection with the Research Program small molecules that modulate the NMDA receptor and that may be useful in the Field, including small molecules that meet one or more Target Compound Profiles.   SpinCo shall conduct the Research Activities in good scientific manner, including good laboratory practices, and in compliance with applicable Laws.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 2.4.                                 Research Term.  The term for the conduct of the Research Program will begin on the Effective Date and, subject to the earlier termination of this Agreement in accordance with Article 10 hereof, will end upon the earlier of (a) the fifth (5th) anniversary of the Effective Date and (b) the date on which the Company has exercised its third (3rd) Option (the “Research Term”).  For clarity, the expiration of the Research Term does not affect the Company’s right to exercise an Option at any time during the applicable Option Period.

Section 2.5.                                 Research Program Personnel; Subcontracting

(a)                     Research Program Resources and Personnel. The Research Program will be conducted by the Research Team. Unless otherwise agreed in writing by the Parties, SpinCo shall make available a minimum of fifty percent (50%) of the services of the Research Team, and in no event shall SpinCo make available research and technical resources  representing less than [***] of the total research and technical resources of SpinCo measured as of the Effective Date, to perform the Funded SpinCo Activities during the Research Term for the benefit of the Company (the “Research Program Resource Commitment”).  For clarity, for such purpose, the research and technical resources of SpinCo dedicated to clinical research programs and activities shall not be factored into the foregoing allocation.  For purposes of determining research and technical resources of SpinCo made available for the benefit of the Company in a given period, such resources shall take account of (i) the research and technical resources dedicated by SpinCo to the Initial Screening Process and the Preclinical Functional Efficacy Studies for such period, as required in accordance with Section 4.2(a)(i) and 4.2(a)(ii), with the benefit to the Company in relation to such activities determined based on (x) [***] of the portion of the effort of the Research Team that SpinCo applies to the Initial Screening Process and (y) that portion of the overall Dedicated FTE Resource that SpinCo applies to the performance of Preclinical Functional Efficacy Studies with respect to Company Selected Compounds consistent with the Reimbursed FTE Number, and (ii) any Post-Selection Enabling Activities and such other tests, assays, studies and activities (in addition to the Initial Screening Process and Preclinical Functional Efficacy Studies) that the Parties agree that SpinCo will perform with respect to any Company Selected Compound (as contemplated in Section 2.2(d)), with the Company deemed to receive one hundred percent (100%) of the benefit of the activities described in this clause (ii).  During the Research Term, SpinCo shall use Commercially Reasonable Efforts to maintain and use hereunder a Research Team with appropriately qualified research and technical personnel with qualifications reasonably comparable to the research and technical personnel employed by the Company during the [***] month period prior to the completion of the Reorganization (as such term is defined in the Merger Agreement). Without limiting the generality of the foregoing or Section 2.6, in the event that any such research or technical personnel of SpinCo that are engaged in the Research Program are no longer employed by SpinCo or otherwise become unavailable during the Research Term, SpinCo shall select replacement personnel at least as appropriately qualified as such unavailable personnel and shall not engage any personnel to conduct Research Activities over the Company’s reasonable objection.

(b)                     Subcontracting. SpinCo may engage one or more subcontractors to perform its obligations under the Research Plan, to the extent permitted under the Research Plan or otherwise with the prior written consent of the Company, such consent not to be unreasonably

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

conditioned, withheld or delayed.  Notwithstanding the foregoing sentence, SpinCo shall remain at all times fully responsible and liable for its responsibilities under the Research Program and this Agreement.

Section 2.6.                                 Project Personnel.  The scientific and technical personnel of SpinCo considered by the Company to be critical for the conduct of the Research Program (the “Key Personnel”) are set forth on Schedule 7. To the extent consistent with applicable Law, SpinCo shall use Commercially Reasonable Efforts to keep available the services of the Key Personnel during the Research Term consistent with SpinCo’s obligations under Section 2.5(a).  Without limiting the generality of the foregoing, SpinCo shall not materially reduce the time commitment of any Key Personnel to the Research Program without the prior written approval of the Company such approval not to be unreasonably conditioned, withheld or delayed.  In the event that any Key Personnel are no longer employed by SpinCo or are otherwise incapable of performing their obligations under this Agreement due to a disability for a period of not less than [***] consecutive days, the Parties shall meet and discuss in good faith how best to proceed.  Notwithstanding the foregoing, SpinCo shall continue to be responsible for performing the SpinCo Activities, and any consent or agreement by the Company pursuant to this Section 2.6 shall not be deemed to be a waiver of any failure of SpinCo to conduct the SpinCo Activities under this Agreement.

Section 2.7.                                 Facilities and Materials.

(a)                     Unless otherwise specified in the Research Plan, SpinCo shall be responsible for providing all facilities and equipment that are reasonably necessary or useful to carry out the SpinCo Activities undertaken by SpinCo under the Research Plan.

(b)                     SpinCo shall procure or cause to be procured any and all materials required in connection with the conduct of the Research Activities, including the supply of compounds required for the performance of the Research Plan.  The Company may from time to time request, and SpinCo shall use Commercially Reasonable Efforts to provide to the Company, such quantities of materials as may be necessary or useful for the Company’s use in tests, assays, studies and other activities with respect to Company Selected Compounds, for which the Company shall reimburse SpinCo for Out-of-Pocket Expenses pursuant to Section 4.2(b).

Section 2.8.                                 Records and Disclosure/Reports.

(a)                     Records.  SpinCo shall, and shall cause its Affiliates and Third Party subcontractors to, maintain books and records in sufficient detail and in a good scientific manner appropriate for patent and regulatory purposes, and in compliance with applicable Law, which shall be complete and accurate and shall properly reflect all work done and results achieved in the conduct of the Research Program.  Such books and records shall be retained by SpinCo or its Affiliates or Third Party subcontractors, as applicable, for at least [***] years after the expiration or termination of this Agreement or for such longer period as may be required by applicable Law.  The Company shall have the right, during normal business hours and upon not less than [***] Business Days’ prior written notice, to inspect, audit and copy all records of SpinCo or its Affiliates or Third Party subcontractors maintained pursuant to this Section 2.8(a), including

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

records with respect to all Collaboration Compounds, the Initial Screening Process for all Collaboration Compounds, the Preclinical Functional Efficacy Studies with respect to both Parties’ Selected Compounds and all other SpinCo Funded Activities; provided that such right shall not extend to records of activities with respect to SpinCo Selected Compounds and Declined Compounds other than the Initial Screening Results and Preclinical Functional Efficacy Studies.  Such audit rights may not be exercised more than once in any Calendar Year and the Company shall maintain such records and the information disclosed therein in confidence to the extent required pursuant to Article 7.

(b)                     Disclosure/Reports.  No later than thirty (30) days after the Effective Date, SpinCo shall disclose and make available to the Company, in a form to be reasonably agreed by the Parties, any Information Controlled by SpinCo consisting of the results of tests, assays, studies and other activities performed prior to the Effective Date with respect to any Existing Compounds, other than the Excluded Compounds.  Without limitation to the foregoing, or to Section 2.2(b)(ii), SpinCo, throughout the Research Term, shall promptly provide the Company with written reports of all Information generated and any Inventions Invented in the conduct of the SpinCo Activities, including Information with respect to any and all Collaboration Compounds, provided that such right shall not extend to Information generated and any Inventions Invented with respect to SpinCo Selected Compounds and Declined Compounds other than Information and Inventions with respect to the Initial Screening Results and Preclinical Functional Efficacy Studies; provided, further that SpinCo shall have no obligation to disclose to the Company any Extended IP Access Period Patent Rights that first meet the definition thereof after the expiration of the Option Period.  Without limitation to the foregoing, SpinCo shall promptly provide to the Company with each report required pursuant to the Research Plan.

Section 2.9.                                 Additional Activities. If the Company requests SpinCo to perform any research or development activities in addition to the types of activities contemplated by the Research Plan (i.e., in addition to the Initial Screening Process, Preclinical Functional Efficacy Studies and Post-Selection Enabling Activities), the Parties shall negotiate in good faith to determine and mutually agree on the scope, duration, and the responsibility of the respective Parties for the costs, of such additional activities, if any, and upon such mutual agreement, the Parties shall supplement in writing this Agreement or the Research Plan to include such additional activities.

ARTICLE 3
EXCLUSIVE OPTION OF THE COMPANY

Section 3.1.                                 Exclusive Option. SpinCo hereby grants to the Company, and the Company hereby accepts, an exclusive option exercisable with respect to a total of three (3) Company Selected Compounds (each, an “Option”), the exercise of which with respect to any Company Selected Compound shall result in (a) the Company Selected Compound becoming an Acquired Compound for purposes of this Agreement and (b) SpinCo (i) assigning to the Company all Compound-Specific Know-How owned or Controlled by SpinCo as of the Effective Date or Controlled by SpinCo at any time during the Term, (ii) upon the request of the Company,

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

assigning to the Company the Compound-Specific Patent Rights owned or Controlled by SpinCo as of the Effective Date or Controlled by SpinCo at any time during the Term, and (iii) the Company having the license rights afforded to it under the Exploitation License, in each case with respect to the applicable Acquired Compound, as set forth below.

(a)                     Data Package. For each Company Selected Compound, as promptly as possible (and in no event later than any date for the for the delivery thereof specified in the Research Plan or as otherwise agreed by the Parties in writing), SpinCo will assemble and deliver to the Company a Data Package for such Company Selected Compound.

(b)                     Evaluation.  Following receipt of a Data Package with respect to each Company Selected Compound (the “Data Package Delivery Date”), the Company shall have the right to continue to evaluate such Company Selected Compound throughout the Option Period. If the Data Package Delivery Date for a particular Company Selected Compound occurs after the end of the Research Term, then the Option Period for such compound shall automatically be deemed to be extended until (and include) the date that is [***] after the Data Package Delivery Date.  If, during the Option Period the Company reasonably determines that additional Information (including Materials (e.g., quantities of compound for testing)) in the Control of SpinCo or reasonably obtainable by SpinCo is required to make an election with respect to any Company Selected Compound, SpinCo shall use Commercially Reasonable Efforts to provide to the Company such additional Information, and in the case of Materials, to procure and provide to the Company the requested quantities (for which the Company shall reimburse SpinCo for Out-of-Pocket Expenses pursuant to Section 4.2(b)), it being understood that the level of effort that SpinCo is required to dedicate during the Research Term in order to provide such Information shall be consistent with the Resource Allocation Principle and, if necessary, the Parties will confer and prioritize the Research Activities in a manner that enables SpinCo to provide such Information consistent with those principles.  If Information is provided after, or within [***] days prior to the end of the Option Period, the Option Period for such Company Selected Compound shall be continued until [***] days after such Information is provided to the Company.  For clarity, as used in this Section 3.1(b), Information Controlled by SpinCo includes Information in the public domain that is in the possession of SpinCo and not subject to any restriction preventing the disclosure of such Information to the Company.

(c)                      Option Exercise. Any time during the period commencing on the Effective Date and ending on the last day of the Option Period, the Company shall have the right to exercise an Option with respect to any Company Selected Compound by providing written notice to SpinCo (“Option Exercise Notice”), in which case such Company Selected Compound shall become an Acquired Compound and the Company shall be required to pay the Option Exercise Fee pursuant to Section 4.4.

Section 3.2.                                 Assignment and License of Compound-Specific Technology.

(a)                     As soon as practicable following the Option Exercise Date with respect to an Acquired Compound, SpinCo shall identify existing Compound-Specific Technology owned or Controlled by SpinCo as of the Effective Date or Controlled by SpinCo at any time during the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Term applicable to such Acquired Compound, including any such Compound-Specific Technology that is subject to a SpinCo In-License.

(b)                     Effective on the Option Exercise Date with respect to the applicable Acquired Compound, SpinCo shall, and hereby does, irrevocably assign and transfer solely and exclusively to the Company all Compound-Specific Know-How with respect to such Acquired Compound that it Controls as of the Option Exercise Date and all of SpinCo’s and its Affiliates’ worldwide rights, title, and interests (including intellectual property rights) in and to such owned or Controlled Compound-Specific Know-How, free and clear of any Liens and without reservations of any kind or the payment to SpinCo of additional consideration (other than the applicable Option Exercise Fee).

(c)                      At any time during the Term or at any time thereafter, the Company shall have the right, upon written notice to SpinCo (an “Assignment Notice”), to require SpinCo to assign to the Company or any of its Affiliates (or designees) all Compound-Specific Patent Rights owned or Controlled by SpinCo or any of its Affiliates (or its or their successors).  Effective on the receipt by SpinCo of an Assignment Notice with respect to an Acquired Compound (the “Assignment Notice Date”), SpinCo shall, and hereby does, irrevocably assign and transfer solely and exclusively to the Company all Compound-Specific Patent Rights with respect to such Acquired Compound that it Controls (whether prior to, on or after the Option Exercise Date) and all of SpinCo’s and its Affiliates’ worldwide rights, title, and interests (including intellectual property rights) in and to such owned or Controlled Compound-Specific Patent Rights, free and clear of any Liens and without reservations of any kind or the payment to SpinCo of additional consideration (other than the applicable Option Exercise Fee).  For clarity, until such time as the Company provides an Assignment Notice with respect to an Acquired Compound, any Compound-Specific Patent Rights that are included in the SpinCo Background Patent Rights or SpinCo Collaboration Patent Rights or with respect to which SpinCo has a joint interest as part of any Joint Collaboration Patent Rights, shall continue to remain a part of such category of Patent Rights, shall continue to be licensed to the Company pursuant to the license grants in Section 6.3 and shall be subject to the terms and conditions of Article 6, including in relation to the prosecution and enforcement of such Compound-Specific Patent Rights.

(d)                     Following the Option Exercise Date with respect to any Acquired Compound and upon the written request of Company, SpinCo shall promptly take such actions as are necessary or as the Company may reasonably request with respect to any SpinCo Collaboration Patent Rights, SpinCo Background Patent Rights and Joint Collaboration Patent Rights that include claims that cover such Acquired Compound, including by filing divisionals, continuations, continuations-in-part or otherwise, so as, to the extent feasible, to separate into discrete patent application(s) claims that solely and exclusively cover the composition or formulation of such Acquired Compound and the Exploitation thereof (including any method of use thereof), including, to the extent possible, to separate claims into Patent Rights that will constitute Compound-Specific Patent Rights.

(e)                      In the case of any Compound-Specific Technology Controlled by SpinCo or its Affiliates pursuant to a SpinCo In-License, SpinCo shall promptly identify such SpinCo In-

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

License and provide a copy thereof to Company.  To the extent that any SpinCo In-License relates solely to the SpinCo Technology being assigned to the Company, at the request of the Company, SpinCo shall use reasonable efforts to assign to the Company such SpinCo In-License, and if the consent of the applicable Third Party is required for such assignment, use reasonable efforts to obtain such consent and thereafter use reasonable efforts to promptly assign to the Company, such SpinCo In-License.  With respect to any such SpinCo In-License that is not assigned to the Company, the Patent Rights and other intellectual property rights licensed to SpinCo or any of its Affiliates and Controlled by SpinCo pursuant to the terms of the SpinCo In-License shall constitute SpinCo Technology hereunder and the license granted to the Company in Section 6.3(b) shall include a sublicense under such SpinCo In-License and shall be subject to Section 6.3(d).

(f)                       Each Party hereby agrees to do all such acts and execute all documents reasonably necessary to effectuate the provisions of this Section 3.2, including any steps to memorialize the Company’s ownership (such as, e.g., by recording assignments or affirmations of assignment, as applicable), in all relevant jurisdictions.

Section 3.3.                                 Transfer of Information.  As soon as reasonably practicable after the Option Exercise Date with respect to an Acquired Compound, SpinCo shall disclose to the Company in English (and deliver in writing or in an electronic format) all Information in SpinCo’s or its Affiliates’ Control and not previously disclosed in writing to the Company related to such Acquired Compound, including all Compound-Specific Know-How related to such Acquired Compound and copies of files and other records pertaining to any Compound-Specific Patent Rights, including file histories (the “Initial Transfer”).  Thereafter, SpinCo shall cooperate with the Company and promptly disclose to the Company in English (and deliver in writing or in an electronic format) any and all other Information Controlled by SpinCo (or its Affiliates) and not previously disclosed in writing to the Company with respect to the Acquired Compound, including all such additional Information that constitutes Compound-Specific Technology.  Upon the request of the Company, SpinCo also shall transfer to the Company such quantities of all relevant Materials (including all existing quantities of the Acquired Compound), if any, in SpinCo’s or its Affiliates’ Control that are necessary or reasonably useful for the Exploitation of the Acquired Compounds and Acquired Products.

Section 3.4.                                 Non-Exercise of the Option Exercise. If the Company declines or otherwise fails to exercise an Option for a Company Selected Compound during the Option Period then such Company Selected Compound shall become a Declined Compound and, subject to Sections 3.6 and 6.3, SpinCo shall have the right in its sole discretion without any further obligation to the Company under this Agreement to develop, commercialize and otherwise Exploit such Declined Compound.

Section 3.5.                                 Preservation of Option and License Rights.   SpinCo shall not, and shall ensure that its Affiliates shall not, (a) encumber the rights in the SpinCo Platform or the other SpinCo Technology or any of SpinCo’s right, title or interest in or to any Joint Collaboration Technology, or transfer or assign to a Third Party any of the SpinCo Technology or any Joint Collaboration Technology, unless such encumbrance, transfer or assignment is

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

subject to the rights of and obligations to the Company under this Agreement, including the rights of the Company under the Exploitation License and to receive an assignment of any Compound-Specific Technology with respect to Acquired Compounds, or (b) grant any rights or licenses under the SpinCo Technology or any Joint Collaboration Technology that are inconsistent with the rights granted to the Company under this Agreement, including the Options.

Section 3.6.                                 Exclusivity.   During the Exclusivity Period, SpinCo shall not, and shall cause its Affiliates not to, either alone or in conjunction with others, directly or indirectly engage in (a) the research or preclinical development of any compound or any product for the purpose of the treatment, prevention or diagnosis of any disorders or conditions in the Field, (b) the clinical development of anys compound or any product for the treatment, prevention or diagnosis of any disorders and conditions in the Field, or the manufacture of such compound or product for such purpose, or (c) the commercialization of any compound or any product labelled, or approved or licensed by any Regulatory Authority (as defined in the Merger Agreement), for the treatment, prevention or diagnosis of any disorders or conditions in the Field, or the manufacture of such compound or product for purposes of such commercialization (a “Competing Business”), or grant to any Third Party the right to do the same, except with respect to any activities conducted with regard to the Research Program in this Agreement.  SpinCo acknowledges and agrees that the restrictions imposed in this Section 3.6 are reasonable and necessary for the protection of the business of the Company and the investments made by the Company under this Agreement and that the Company would not have entered into this Agreement without the protection afforded under this Section 3.6.  For clarity, without limitation to any other term or condition of this Agreement or any other Transaction Document, nothing under this Section 3.6 shall restrict SpinCo’s right, either alone or in collaboration with others, to directly or indirectly engage in the research, development, manufacture or commercialization of any compounds or products for use outside the Field, or grant to any Third Party the right to do the same.

Section 3.7.                                 Change of Control.  The restrictions in Section 3.6 shall be subject to the following: (x) the restrictive covenants in Section 3.6 shall in no way prevent SpinCo or any of its Affiliates from being subject to a Change of Control or acquiring not more than five percent (5%) of the outstanding equity securities of any Person engaged in a Competing Business so long as neither SpinCo nor any of its Affiliates manage, operate or control such Person or conduct such Competing Business and (y) in the event of a Change of Control of SpinCo, (i) nothing in this Agreement shall restrict the acquiring party or its Affiliates other than SpinCo from pursuing or engaging in any research, development or commercialization activities with respect to any therapeutic or prophylactic product or products for the treatment or prevention of any of the disorders and conditions set forth on Schedule 4, and (ii) any references to “SpinCo or its Affiliates” or “SpinCo and its Affiliates” shall not include the acquiring party or its Affiliates other than SpinCo; provided that:

(a)                     the acquiring party or its Affiliates other than SpinCo do not utilize any Acquired Compound or Acquired Product or any Company Compound or Collaboration

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Compound in any manner in connection with such research, development or commercialization activities;

(b)                     SpinCo shall provide the Company with written notice of any such Change of Control two (2) Business Days following the earlier of the first public announcement of the execution of any agreement with respect to such Change of Control and the closing date of such Change of Control;

(c)                      all such acquiring party’s or its Affiliates’ research, development, manufacture and commercialization activities related to the Competing Business shall be kept separate from the activities of SpinCo related to any Acquired Compound or Acquired Product  and any Collaboration Compound;

(d)                     such acquiring party and its affiliates shall not have the right to use or Exploit, and shall not use or Exploit, the SpinCo Technology (including the SpinCo Platform) or any Company Compound or Collaboration Compound in any manner that would constitute a violation of Section 3.6 had such use or Exploitation been engaged in by SpinCo (assuming that no Change of Control had occurred);

(e)                      during the Research Term, no employee or agent of SpinCo that participates or has participated in any Research Activities shall participate in any Competing Business of the acquiring party or any of its Affiliates; and

(f)                       such acquiring party or its Affiliates shall implement procedures customary in the industry to ensure that employees of SpinCo or any of its Affiliates who had, or continue to have, access to the Information related to any Acquired Compound or Acquired Product and any Collaboration Compound, including any Confidential Information of the Company, are not utilized by such acquiring party or its Affiliates in the research, development, manufacture or commercialization activities with respect to any diagnostic, therapeutic or prophylactic product or products for the diagnosis, treatment or prevention of any of the disorders and conditions set forth on Schedule 4.

Section 3.8.                                 Restriction on the Company.  During the Exclusivity Period, the Company shall not, and shall cause its Affiliates not to, either alone or in conjunction with others, directly or indirectly engage in (a) the research or preclinical development of the Acquired Compounds or the Acquired Products for the purpose of the treatment, prevention or diagnosis of any disorders or conditions outside the Field, (b) the clinical development of the Acquired Compounds or the Acquired Products for the treatment, prevention or diagnosis of any disorders or conditions outside the Field, or the manufacture of the Acquired Compounds or Acquired Products for such purpose, or (c) the commercialization of the Acquired Compounds or the Acquired Products labelled, or approved or licensed by any Regulatory Authority (as defined in the Merger Agreement), for the treatment, prevention or diagnosis of any disorders or conditions outside the Field, or the manufacture of the Acquired Compounds or Acquired Products for purposes of such commercialization, or grant to any Third Party the right to do the same.  The Company acknowledges and agrees that the restrictions imposed in this Section 3.8 are reasonable and necessary for the protection of the business of SpinCo and the investments

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

made by SpinCo and that SpinCo would not have entered into this Agreement without the protection afforded under this Section 3.8.

ARTICLE 4
PAYMENTS

Section 4.1.                                 Prepaid Research Expenses.   The Company shall pay to SpinCo an amount equal to [***] as a prepayment in connection with the Funded SpinCo Activities (“Prepaid Research Expenses”), which Prepaid Research Expenses shall be credited against amounts invoiced pursuant to Section 4.2 for Funded SpinCo Activities until exhausted.  The Prepaid Research Expenses shall be payable within fifteen (15) days of the Effective Date.

Section 4.2.                                 Funded SpinCo Activities.  The Company shall reimburse SpinCo for Funded SpinCo Activities based on the type of Research Activities being performed as provided in this Section 4.2.

(a)                     Initial Screening Process; Preclinical Functional Efficacy Studies.

(i)                                                 Research Team.  The Parties hereby acknowledge and agree that the Research Program shall be conducted by a number of research employees of SpinCo (the “Research Team”) who will be engaged in the conduct of the Funded SpinCo Activities, including the Initial Screening Process and the Preclinical Functional Efficacy Studies with respect to Company Selected Compounds and SpinCo Selected Compounds.  For clarity, in addition to the Research Team, SpinCo may have other research employees engaged in other activities on behalf of SpinCo, and any individual employee may be both part of the Research Team and also engaged in such other activities; provided that the Dedicated FTE Resource is utilized in the Research program. With respect to the period from the Closing Date through December 31, 2015 and each Calendar Year thereafter, the Parties shall agree in advance on the FTE-based funding contributions of each Party with respect to the Initial Screening Process, which contributions shall be allocated between the Parties on a [***] basis, and the Preclinical Functional Efficacy Studies,  to be performed by the Research Team during the applicable period by establishing the total required number of Research Team members (measured in FTEs) for the performance of such Research Activities (the “Dedicated FTE Resource”), the number of Research Team members (measured in FTEs) to be funded by the Company for the applicable period for the conduct of Preclinical Functional Efficacy Studies with respect to Company Selected Compounds (together with [***] of the FTE-based funding for the Initial Screening Process the “Reimbursed FTE Number”) and the minimum number of Research Team members to be funded by SpinCo for the conduct of Preclinical Functional Efficacy Studies with respect to Company Selected Compounds (together with [***] of the FTE-based funding for the Initial Screening Process, the “SpinCo FTE Number”).  The number of planned Preclinical Functional Efficacy Studies with respect to Company Selected Compounds and SpinCo Selected Compounds may or may not be equal, and the number of FTEs and Out-of-Pocket Expenses required for any particular Preclinical Functional Efficacy Study may vary for a given period.  It is the intention of the Parties that the Reimbursed FTE Number and the SpinCo FTE Number shall represent that portion of the Dedicated FTE Resource that the Company and SpinCo,

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

respectively, shall receive and have access to during the applicable period with respect to the Initial Screening Process and the Preclinical Functional Efficacy Studies (such principle, the “Resource Allocation Principle”). By way of example and without limitation, if the Dedicated FTE Resource for a given twelve (12)-month period is [***] Research Team members (measured in FTEs) and the Reimbursed FTE Number is [***], the Company shall receive the benefit of, and have access to, at least [***] of the overall Dedicated FTE Resource for such period, and if the Dedicated FTE Resource for a given [***]-month period is [***] Research Team members (measured in FTEs) and the Reimbursed FTE Number is [***] as a result of additional FTEs for Preclinical Functional Efficacy Studies anticipated to be conducted with respect to Company Selected Compounds compared to the Preclinical Functional Efficacy Studies anticipated to be conducted with respect to SpinCo Selected Compounds, the Company shall receive the benefit of, and have access to, at least [***] of the overall Dedicated FTE Resource for such period.

(ii)                                              SpinCo has represented to the Company that it expects to have a Research Team through December 31, 2016 of at least [***] research employees (measured in FTEs) available to perform the Initial Screening Process.  The Parties agree that, for such period, SpinCo shall use diligent efforts to cause the Dedicated FTE Resource to be [***] Research Team members (measured in FTEs), in which event the Reimbursed FTE Number applicable to the Company for such period shall be [***] and the SpinCo FTE Number shall be [***].  In subsequent periods, at least [***] days prior to commencement of the next Calendar Year, the Parties shall confer in good faith and agree in writing upon the Dedicated FTE Resource, the Reimbursed FTE Number and the SpinCo FTE Number for such period.  SpinCo shall not act to reduce, and shall use commercially reasonable efforts to cause not to be reduced, the Dedicated FTE Resource for any period below the level agreed for such period without the Company’s consent.  For clarity, with respect to a given period of the Research Term, the Company shall have no obligation to reimburse SpinCo for amounts pursuant to this Section 4.2(a) and SpinCo shall have no obligation to conduct the Research Program unless and until the Dedicated FTE Resource and the Reimbursed FTE Number have been agreed for such period.  Without limitation to the foregoing, in the event that Research Team (measured in FTEs) decreases in size during the applicable calendar month, the amount reimbursable by the Company pursuant to this Section 4.2(a) for such month shall be reduced pro rata with respect to that portion of the applicable month during which the number of Research Team member (measured in FTEs) is fewer than the applicable Dedicated FTE Resource for such period.  For clarity, SpinCo may elect to increase the number of Research Team members (measured in FTEs) engaged in such Research Activities in excess of the Dedicated FTE Resource agreed by the Parties for such period, but unless otherwise agreed by the Company in writing, the Company shall have no obligation to fund any Research Team members in excess of the Reimbursed FTE Number.

(iii)                                           Consistent with the foregoing, and subject to Section 4.2(c), for the period from the Closing date to December 31, 2015 and each Calendar Year thereafter during the Research Term, with respect to the conduct of the Initial Screening Process for Collaboration Compounds and Preclinical Functional Efficacy Studies for both Party’s Selected Compounds, the Company shall reimburse SpinCo for (A) [***] and (B) [***] of the Out-of-Pocket Expenses related and reasonably allocable to the Initial Screening Process for Collaboration Compounds and [***] of the Out-of-Pocket Expenses related and reasonably allocable to Preclinical

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Functional Efficacy Studies with respect to Company Selected Compounds.  SpinCo shall be responsible for funding the remaining Research Team member FTEs and other Out-of-Pocket Expenses with respect to the Initial Screening Process and Preclinical Functional Efficacy Studies for such period.

(b)                     Post-Selection Enabling Activities and Other SpinCo Funded Activities.  Subject to Sections 4.2(a) and 4.2(c), with respect to the conduct of all other Funded SpinCo Activities, including the conduct of any Post-Selection Enabling Activities conducted on behalf of Company, the Company shall reimburse SpinCo for (i) [***] of the Budgeted Amounts for FTE Costs for such Research Activities and (ii) Out-of-Pocket Expenses related and reasonably allocable to such Research Activities.

(c)                      Invoicing; Payment.

(i)                                                 Within [***] days following the last day of each calendar month during the Research Term, SpinCo shall provide to the Company (x) an invoice for (1) the applicable Reimbursed FTE Number times [***] of the then current annual FTE Rate for the conduct of the Initial Screening Process and the Preclinical Functional Efficacy Studies with respect to Company Selected Compounds and SpinCo Selected Compounds (adjusted as provided in this Section 4.2(c) for any calendar month during which the total number of Research Team members dedicated to such Research Activities (measured in FTEs) is fewer than the applicable Reimbursed FTE Number), (2) [***] of Out-of-Pocket Expenses incurred by SpinCo during such calendar month that are reasonably allocable to the conduct of the Initial Screening Process with respect to Company Selected Compounds and SpinCo Selected Compounds and one hundred percent (100%) of the Out-of-Pocket Expenses reasonably allocable to the Preclinical Functional Efficacy Studies with respect to Company Selected Compounds, together with reasonable supporting documentation with respect thereto, (3) the Budgeted Amounts for FTE Costs for the conduct of all other Funded SpinCo Activities for the applicable calendar month, including the conduct of any Post-Selection Enabling Activities, (4) one hundred percent (100%) of the Out-of-Pocket Expenses incurred by SpinCo during such calendar month that are reasonably allocable to such Post-Selection Enabling Activities and any other Funded SpinCo Activities conducted on behalf of Company, together with reasonable supporting documentation with respect thereto, and (y) the balance of the Prepaid Research Expenses that remains after the application of same to the invoice for such calendar month; provided, however, that in the case of Out-of-Pocket Expenses, SpinCo shall limit the invoiced amounts to the Budgeted Amount therefor and any Out of Budget Amounts that are subject to the reimbursement by the Company pursuant to Section 4.2(d).  For clarity, the reconciliation and invoicing process set forth in this Section 4.2(c) shall apply, without limitation, with respect to each calendar month with respect to which Prepaid Research Expenses will be creditable against invoiced amounts.

(ii)                                              Within [***] days following receipt by the Company of such invoice from SpinCo, the Company shall pay to SpinCo the amount due (after taking account of the Prepaid Research Expenses) as reimbursement for the Funded SpinCo Activities in accordance with Section 4.5.  If the Company disputes in good faith any charge contained in an

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

invoice, it will pay any undisputed amounts in accordance with the preceding sentence and provide written notice of the nature of the dispute to SpinCo, and the disputed amount will be addressed under the dispute resolution provisions of Section 11.10.

(d)                     Overspend.  SpinCo shall promptly inform the Company in writing upon SpinCo determining that it is reasonably likely to overspend by more than [***] of the Budgeted Amounts for Out-of-Pocket Expenses for a calendar month with respect to the Funded SpinCo Activities, including Out-of-Pocket Expenses with respect to the conduct of any Post-Selection Enabling Activities (“Out of Budget Amounts”). Any Out of Budget Amounts shall be reimbursed by the Company pursuant to Section 4.2(c) to the extent such Out of Budget Amounts (i) are less than or equal to [***] of the Budgeted Amounts, and (ii) were not attributable to a failure by SpinCo to use Commercially Reasonable Efforts or the failure of SpinCo to adequately supervise a Third Party performing such activities or the negligence on the part of SpinCo with respect to such activity.

(e)                      No Additional Reimbursement.  Without limitation to the foregoing, SpinCo acknowledges and agrees that SpinCo shall not be entitled to reimbursement hereunder for, and shall not invoice the Company for, any amounts attributable to activities other than as set forth in Section 4.2(a) or Section 4.2(b) above.

Section 4.3.                                 FTE Records and Audit Rights.

(a)                     SpinCo shall keep for at least [***] years from the end of the Calendar Year to which they pertain complete and accurate records of the Out-of-Pocket Expenses for Funded SpinCo Activities in sufficient detail to allow the accuracy of the amounts charged to the Company to be confirmed.

(b)                     At the request and, subject to this Section 4.3(b), expense, of the Company, SpinCo shall, and shall cause its Affiliates to, permit an Independent Accountant, at reasonable times and upon not less than thirty (30) days’ notice, to audit the books and records maintained by SpinCo pursuant to Section 4.3(a) to ensure the accuracy of all reports and payments made under this Agreement.  Each such examination shall be limited to pertinent records for any Calendar Year ending not more than [***] years prior to the date of the audit.  This audit right shall not be exercised by the Company more than once in any Calendar Year and a twelve (12) month period may not be audited more than once.  Before permitting such Independent Accountant to have access to such records, SpinCo may require such Independent Accountant and its personnel involved in such audit to sign a customary confidentiality agreement in form and substance reasonably acceptable to SpinCo as to any Confidential Information which is to be provided to such accountant or to which such accounting firm will have access while conducting the examination under this Section 4.3.  The Independent Accountant will prepare and provide to the Company and SpinCo a written report stating whether the reports submitted and amounts paid hereunder were correct or incorrect, and the amounts of any discrepancies. The Parties shall use reasonable efforts, through the participation of finance representatives of both Parties, to resolve any dispute arising in relation to the audit by good faith discussion.  The results of any such audit, reflecting the Independent Accountant’s determination of any disputed

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

matters, shall be binding on both Parties absent manifest error.  In the event that there was an underpayment or overpayment by the Company hereunder with respect to FTE Costs (or, in the case of FTE-based reimbursement pursuant to Section 4.2(a)(iii), with respect to amounts due based on the Reimbursed FTE Number, as adjusted) or Out-of-Pocket Expenses, the Company or SpinCo, as the case may be, shall promptly (but in no event later than thirty (30) days after its receipt of the Independent Accountant’s report so concluding) make payment to the other of the amount of such underpayment or overpayment plus, in the case of any overpayment by the Company, interest at the rate set forth in Section 4.7 from the date such overpayment was originally made.  If such examination establishes an overpayment to SpinCo for any Calendar Year covered by such examination in excess of [***], SpinCo shall reimburse the Company for the expense of such Independent Accountant.

Section 4.4.                                 Option Exercise Fee.   The Company shall pay to SpinCo an option exercise fee of One Million Dollars ($1,000,000) (“Option Exercise Fee”) for each Option exercised by the Company hereunder.  Each Option Exercise Fee shall be payable within [***] days of the date on which the Company delivers to SpinCo an Option Exercise Notice for the applicable Option pursuant to Section 3.1(c).

Section 4.5.                                 Payment Method; Foreign Exchange. All payments due under this Agreement shall be made by bank wire transfer in immediately available funds to a bank account designated by the Party owed such payment.  Payments hereunder shall be made in U.S. dollars.  For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement, a Party shall convert any amount expressed in a foreign currency into U.S. dollar equivalents using its standard conversion methodology consistent with GAAP.

Section 4.6.                                 Taxes.  Payments shall be free and clear of any taxes (other than withholding and other taxes imposed on the receiving Party), fees or charges, to the extent applicable.  If applicable Law requires withholding of income or other taxes imposed upon any payments made by a Party under this Agreement, the paying Party shall make such withholding payments as may be required and shall subtract such withholding payments from such payments.   Any amounts so withheld and paid over to the appropriate taxing authority shall be deemed to have been paid hereunder. At the receiving Party’s request, the paying Party shall provide the receiving Party a certificate evidencing payment of any withholding taxes hereunder and shall reasonably assist the receiving Party, at the receiving Party’s expense, to obtain the benefit of any applicable tax treaty.

Section 4.7.                                 Interest on Overdue Payments.  If any payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon (before and after any judgment) at a rate per annum equal to the one-month LIBOR rate (as reported in the Wall Street Journal) as in effect from time to time, plus [***], provided that interest shall not accrue at a rate that exceeds the maximum rate permitted by applicable Law, such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest (or, in the case of an overpayment governed by Section 4.3, from the date specified in Section 4.3).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 5
GOVERNANCE

Section 5.1.                                 Research Project Coordinators.  Promptly after the Effective Date, each Party shall appoint a senior representative having a general understanding of pharmaceutical discovery and research matters with respect to the Research Program to act as its project coordinator under this Agreement (each, a “Project Coordinator”).  The Project Coordinators shall serve as the contact point between the Parties with respect to this Agreement, and shall be primarily responsible for: (a) facilitating the flow of information and otherwise promoting communication, coordination and collaboration between the Parties, (b) providing a single point of communication for seeking consensus both internally within the respective Party’s organization and together, including facilitating review of external corporate communications, (c) raising cross-Party or cross-functional disputes in a timely manner, and (d) undertaking such other responsibilities as the Parties may mutually agree in writing.  Each Party may replace its Project Coordinator at any time by written notice to the other Party.

Section 5.2.                                 Joint Steering Committee.  As soon as practicable (but not later than thirty (30) days) following the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”), which shall serve as a forum for coordination and communication between the Parties with respect to the Research Program.

(a)                     Composition of the JSC.  The JSC shall be comprised of two (2) representatives of the Company and two (2) representatives of SpinCo, each with the requisite expertise and seniority to enable such person to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the JSC.  Each Party may change any one or both of its JSC representatives at any time upon written notice to the other Party.

(b)                     Chair of Committee; Meetings of the JSC; Procedures.

(i)                                     Regular Meetings.  The chair of the JSC shall alternate between a representative of the Company on the JSC and a representative of SpinCo on the JSC, as designated by the Company or SpinCo, as applicable, for each twelve (12) month period during the Option Period, with SpinCo having the right to designate the chair for the first such period.  The JSC shall meet [***] times per Calendar Year, at least one of such meetings to be face-to-face,  or on such other schedule agreed upon by the Parties.  Either Party may request additional ad hoc meetings at a mutually agreeable times.  As agreed upon by the Parties, JSC meetings may be face-to-face or may be conducted through teleconferences or videoconferences, provided that at least one (1) JSC meeting during any Calendar Year shall be conducted face-to-face, unless otherwise agreed to by the Parties.  In addition to its JSC representatives, each Party shall be entitled to have other employees attend such meetings to present and participate, though not in a decision-making capacity; provided that any such other employees agree in writing to be bound by obligations of confidentiality at least as stringent as provided for under this Agreement.  Each Party shall bear its own costs and expenses, including travel and lodging expense, that may be incurred by JSC representatives or other attendees at JSC meetings, as a result of such meetings hereunder.  The chair of the JSC (or his or her designee) shall have the responsibility for

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

preparing and circulating to the members of the JSC an agenda for each JSC meeting not later than [***] Business Days prior to such meeting and for transcribing and issuing to the members of the JSC minutes of each JSC meeting within [***] days after each meeting, and such minutes shall be reviewed and modified as mutually required to obtain approval of such minutes promptly thereafter.

(ii)                                  Ad Hoc Research Review Meetings.  In addition to the meetings set forth in Section 5.2(b)(i), the JSC shall meet upon the request of either Party on three (3) days’ notice to ensure that the Parties can avoid delay in the conduct and progression of the Research Activities, including to consider any Initial Screening Results, to facilitate the selection of Collaboration Compounds as Eligible Compounds and to facilitate discussion of Eligible Compounds for selection as Selected Compounds by each Party.  The chair of the JSC (or his or her designee) shall provide to the members of the JSC an agenda and any relevant information for each such meeting not later than [***] prior to such meeting.

(iii)                               Procedures.  The JSC shall have the right to adopt such standing rules as shall be necessary or useful in carrying out its work in accordance with the terms of this Agreement, and allocate to each Party’s representatives responsibility for performing ministerial tasks required in connection with such work, provided that such rules are not inconsistent with this Agreement or unduly burdensome on either Party.  Without limitation to the foregoing, the JSC shall adopt rules to ensure a timely and orderly process for the JSC to provide notices to the Parties as required hereunder, including the issuance of notices with respect to the selection of Eligible Compounds for the Eligible Compound Pool, the exercise of Picks by each Party and the achievement of Eligible Compound Pool Satisfaction from time to time hereunder.

(c)          Function and Powers of the JSC. The Joint Steering Committee shall be responsible for overseeing and managing the Research Program and the conduct of activities under the Research Plan.  SpinCo shall, through the JSC, update the Company on its progress under the Research Plan on at least a monthly basis during the Research Term.  Without limiting the generality of the foregoing, the JSC shall be responsible for the following:

(i)                                     reviewing and serving as a forum for discussing the Research Plan and the Budgeted Amounts, reviewing, revising (as applicable), and recommending for adoption by the Parties the complete Research Plan, and preparing, reviewing and recommending for adoption by the Parties updates and amendments to the Research Plan and the Budgeted Amounts;

(ii)                                  reviewing, revising (as applicable), and recommending for adoption by the Parties the final version of Schedule 1 and Schedule 5;

(iii)                               reviewing, revising (as applicable), and approving [***];

(iv)                              monitoring compliance with the Research Plan, including the accomplishment of key objectives and reviewing actual monthly spending versus the Budgeted Amounts;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(v)                                 providing a forum for SpinCo to present to and discuss with the Company the Collaboration Compounds, including Collaboration Compounds that show promise for the Field, and for the Parties to coordinate the Company’s access to Collaboration Compounds and related Information;

(vi)                              selecting and prioritizing Collaboration Compounds for further research and evaluation under the Research Plan, including adopting and amending from time to time the criteria to be used by the JSC for selecting and prioritizing Collaboration Compounds that will be evaluated under the Initial Screening Process;

(vii)                           discussing and determining which Collaboration Compounds constitute Eligible Compounds in accordance with Section 2.2(c), including adopting and amending from time to time the criteria to be used by the JSC in determining whether to select particular Collaboration Compounds as Eligible Compounds;

(viii)                        reviewing and discussing (but not selecting) each Company Selected Compound under consideration by the Company for selection as an Acquired Compound in accordance with Section 3.1;

(ix)                              reviewing and coordinating with respect to members of the Research Team, including reviewing such members’ qualifications;

(x)                                 issuing promptly such notices as the JSC is required to provide to one or both Parties pursuant to this Agreement, including notices with respect to the selection of Eligible Compounds for the Eligible Compound Pool, the other Party’s exercise of Picks  by each Party and the achievement of Eligible Compound Pool Satisfaction from time to time hereunder; and

(xi)                              taking such other actions or making such other decisions as may be delegated to the JSC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date.

For clarity, with respect to the adoption of the complete Research Plan, or updates or amendments to the Research Plan, or final Schedule 1 or Schedule 5, such Research Plan (or update or amendment) and schedules shall not be effective unless and until executed by an authorized representative of each Party.

(d)         Decision-Making. The Company’s members of the JSC shall collectively have one (1) vote, and SpinCo’s members of the JSC shall collectively have one (1) vote.  No decision shall be made without a quorum of at least one (1) representative member from each Party present.  [***].

(e)          Limitations on Authority.  The JSC shall have only those powers expressly delegated to it in this Agreement or agreed by the Parties in writing, and will not have the power to amend or waive compliance with this Agreement, or to make any decision that is not consistent with this Agreement.  For clarity, the decision-making rights reserved for the JSC are

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

not intended to apply to SpinCo’s management of its day-to-day operations in performing the Research Activities, provided that SpinCo is conducting such operations in a manner consistent with the JSC’s direction on strategic and other matters within the JSC’s jurisdiction (as provided in Section 5.2(c)) and that such day-to-day operations do not contradict, supersede or conflict with this Agreement.

Section 5.3.                                 Expenses.  Each Party shall bear its own costs and expenses, including travel costs and expenses, for personnel serving as Project Coordinators or participating in the JSC.

ARTICLE 6
INTELLECTUAL PROPERTY

Section 6.1.                                 Collaboration Inventions. Subject to the licenses and other rights granted herein, including SpinCo’s assignment obligation in Section 3.2 with respect to Compound-Specific Technology:

(a)         As between the Parties, the Company shall own all rights, title, and interests in and to the (i) Company Collaboration Know-How, (ii) the Company Collaboration Patent Rights, and (iii) the Compound-Specific Know-How and the Compound-Specific Patent Rights that are assigned to the Company or any of its Affiliates (or designees) pursuant to Section 3.2;

(b)         As between the Parties, SpinCo shall own all rights, title, and interests in and to the SpinCo Collaboration Know-How, the SpinCo Collaboration Patent Rights, the SpinCo Platform Know-How, the SpinCo Platform Patent Rights and the SpinCo Improvements; and

(c)          The Parties shall each own an equal, undivided interest in and to any and all Joint Collaboration Know-How and Joint Collaboration Patent Rights.  Subject in the case of SpinCo to its exclusivity obligations under Section 3.6, each Party shall have the right to Exploit and license Third Parties to Exploit the Joint Collaboration Technology without a duty of seeking consent or accounting to the other Party.

Section 6.2.                                 Inventorship. The determination of whether Information and inventions are Invented by a Party for the purpose of allocating proprietary rights therein shall, for purposes of this Agreement, be made in accordance with applicable Law in the United States as such law exists as of the Effective Date irrespective of where Inventorship actually occurs.

Section 6.3.                                 Licenses to the Company.

(a)         R&D License.  SpinCo, on behalf of itself and its Affiliates, hereby grants to the Company and its Affiliates a fully paid-up, royalty-free, irrevocable, co-exclusive (together with SpinCo) right and license, with the right to grant or authorize sublicenses to Third Party (sub)contractors (in the case of SpinCo, in accordance with Section 2.5(b)), under all SpinCo Technology and SpinCo’s and its Affiliates’ interest in the Joint Collaboration Technology (collectively, the “Licensed Technology”) during the Research Term and the Option Period for

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the sole purpose of conducting research and development with respect to Collaboration Compounds (other than Declined Compounds and SpinCo Selected Compounds after the date on which the applicable Collaboration Compound becomes a Declined Compound or SpinCo Selected Compound, as applicable) and evaluating whether or not to exercise its Options hereunder, including for purposes of evaluating the Information disclosed in any Initial Screening Results and the Data Packages or otherwise provided by SpinCo hereunder; provided that, upon the Company’s selection of a Company Selected Compound, the license granted in this Section 6.3(a) shall automatically be deemed to be exclusive (including with regard to SpinCo and its Affiliates), with the right to grant and authorize sublicenses through multiple tiers with respect to such Company Selected Compound, subject to the retained rights of SpinCo and its Affiliates under the Licensed Technology as necessary to conduct SpinCo Activities.

(b)         Exploitation License.  Without limitation to Section 6.3(a), SpinCo, on behalf of itself and its Affiliates, hereby grants to the Company and its Affiliates a royalty-free, fully paid-up (subject to Section 6.3(d)), perpetual, irrevocable exclusive (including with regard to SpinCo and its Affiliates) right and license, with the right to grant and authorize sublicenses through multiple tiers, under the Licensed Technology to Exploit (i) any Acquired Compound or Acquired Product for all purposes, including to Exploit Acquired Compounds and Acquired Products for all purposes in and outside the Field and (ii) without limitation to the foregoing clause (i), any and all compounds and products in the Field (the “Exploitation License”).  The Company covenants to SpinCo that the Company and its Affiliates shall not exercise rights, or grant any other Person the right to exercise rights, under the license granted in this Section 6.3(b) with respect to (x) (i) the research or preclinical development of the Acquired Compounds or the Acquired Products for the purpose of the treatment, prevention or diagnosis of any disorders or conditions outside the Field, (ii) the clinical development of the Acquired Compounds or the Acquired Products for the treatment, prevention or diagnosis of any disorders or conditions outside the Field, or the manufacture of the Acquired Compounds or Acquired Products for such purpose, or (c) the commercialization of the Acquired Compounds or the Acquired Products labelled, or approved or licensed by any Regulatory Authority (as defined in the Merger Agreement), for the treatment, prevention or diagnosis of any disorders or conditions outside the Field, or the manufacture of the Acquired Compounds or Acquired Products for purposes of such commercialization, or (y) any compound or product other than an Acquired Compound or Acquired Product in the Field, unless and until the Company has proposed to SpinCo in writing a development plan with respect to such use outside the Field (in the case of clause (x)) or such compound and product in the Field (in the case of clause (y)) and (in each case) such plan has been approved by SpinCo in writing, in its sole discretion.  For clarity, no rights are granted to the Company or its Affiliates outside the Field with respect to compounds and products other than Acquired Compounds and Acquired Products.

(c)          Retained Right.  The right and license granted to the Company and its Affiliates in Section 6.3(b) shall not include the right under the SpinCo Platform Know-How, SpinCo Platform Patent Rights and SpinCo Improvements to identify, discover or conduct preclinical development with respect to any compound or product for the purpose of use outside the Field or to conduct clinical development of any compound or product outside the Field, other than any Acquired Compound or any Acquired Product (subject in the case of Acquired

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Compounds and Acquired Products to the restrictions set forth in Sections 6.3(a) and 6.3(b)), and shall be subject to the retained rights of SpinCo and its Affiliates under the Licensed Technology as necessary to perform the Research Plan and to otherwise conduct any and all research and development with respect to any compound or product, other than Acquired Compounds and Acquired Products, that is not directed to the Field and to Exploit any compounds and products, other than Acquired Compounds and Acquired Products, outside the Field.

(d)         SpinCo In-Licenses.  The right and license granted to the Company and its Affiliates in Section 6.3(b) shall be royalty-free and fully paid-up, except to the extent that it includes any sublicense or other rights under any Licensed Technology which are subject to a license agreement by and between SpinCo and any Third Party entered into after the Closing (as defined in the Merger Agreement) (each, a “Selected SpinCo In-License Agreement”) with respect to which the exercise by the Company or any of its Affiliates or sublicensees of a sublicense thereunder would give rise to any payment obligations to such Third Party, including in respect of milestones, royalties or other amounts, in which case (i) SpinCo shall provide the Company with written notice with regard to such obligations and a copy of such Selected SpinCo In-License Agreement and shall include a description of the amounts payable and the reporting requirements under such Selected SpinCo In-License Agreement (the “SpinCo Third Party Obligations” and any such notice, a “Selected In-License Notice”) and (ii) the Company shall be responsible for the payment of any and all such amounts (and for complying with related reporting requirements) to the extent identified by SpinCo as SpinCo Third Party Obligations pursuant to subsection (i) and shall pay and report such amounts to SpinCo in sufficient time for SpinCo to comply with the applicable terms and conditions of the applicable Third Party agreement to the extent identified by SpinCo as SpinCo Third Party Obligations pursuant to subsection (i); provided that the Company shall not have such obligations in respect of any Selected SpinCo In-License Agreement in the event that Company notifies SpinCo within sixty (60) days of the receipt of the applicable Selected In-License Notice that the Company desires not to receive the benefit of a sublicense under such Selected SpinCo In-License Agreement, in which event the license granted to the Company in Section 6.3(b) shall be deemed to exclude ab initio any sublicense under such Selected SpinCo In-License Agreement and the Company shall not be responsible pursuant to this Section 6.3(d) for any payments due to such Third Party pursuant to such agreement.  Any sublicense granted to the Company with respect to such Licensed Technology under a Selected SpinCo In-License Agreement (other than any such Agreement with respect to which the Company declines the sublicense rights as provided in the preceding sentence), shall be subject to the terms and conditions of the applicable Selected SpinCo In-License Agreement.

(e)          Limitation on In-License Agreements.  SpinCo covenants to the Company that SpinCo and its Affiliates shall not, without the Company’s prior written consent, enter into any option, license, assignment or similar agreement with a Third Party with respect to any Collaboration Compound (other than any Excluded Compound or SpinCo Selected Compound) or the Exploitation thereof, including any SpinCo In-License, that would require SpinCo or any of its Affiliates or sublicensees to pay to the Third Party any milestones, royalties or other amounts in connection with the Exploitation of any such Collaboration Compound; provided that after the conclusion of the Option Period this covenant shall apply to any Acquired Compound

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

but no other Collaboration Compound.

Section 6.4.                                 Licenses to SpinCo.

(a)         The Company, on behalf of itself and its Affiliates, hereby grants to SpinCo, during the Research Term, a fully paid-up, royalty-free, non-exclusive license, with the right to grant sublicenses to Third Party subcontractors in accordance with Section 2.5(b), under the Company Collaboration Know-How and Company Collaboration Patent Rights solely for the purpose of performing SpinCo Activities.

(b)         The Company on behalf of itself and its Affiliates, hereby grants to SpinCo and its Affiliates a perpetual, irrevocable, non-exclusive right and license, with the right to grant and authorize sublicenses through multiple tiers, under the Grantback Patent Rights to the extent reasonably necessary to make or have made, or import for the purpose of making or having made, subject to Section 3.6, (i) any intermediate of any SpinCo Selected Compounds and Declined Compounds and (ii) any intermediate of any other compounds and products that, after expiration of the Option Period, constitute Non-Acquired Compounds and Non-Acquired Products, in each case solely for use outside the Field in any product (other than an Acquired Product or Company Product) that contains or incorporates such SpinCo Selected Compound or Declined Compound (the “Grantback License”); provided that SpinCo shall only have the right to sublicense to a Person to the extent SpinCo grants to such Person a license to any other Patent Rights of SpinCo that also claim the applicable compound or product.  The Grantback License shall be royalty-free and fully paid up, except to the extent that it includes any sublicense or other rights under any Grantback Patent Rights which are subject to a license agreement by and between the Company or any of its Affiliates and any Third Party (each, a “Company In-License Agreement”) with respect to which the exercise by SpinCo or any of its Affiliates or sublicensees of a sublicense thereunder would give rise to any payment obligations to such Third Party, including in respect of milestones, royalties or other amounts, in which case (i) the Company shall provide SpinCo with a written notice with regard to such obligations and copy of such Company In-License Agreement and shall include a description of the amounts payable and the reporting requirements under such Company In-License Agreement (the “Grantback Third Party Obligations” and any such notice, a “Grantback In-License Notice”) and (ii) SpinCo shall be responsible for the payment of any and all such amounts (and for complying with related reporting requirements) to the extent identified by the Company as Grantback Third Party Obligations pursuant to subsection (i) and shall pay and report such amounts to the Company in sufficient time for the Company to comply with the applicable terms and conditions of the applicable Third Party agreement to the extent identified by the Company as Grantback Third Party Obligations pursuant to subsection (i); provided that SpinCo shall not have such obligations in respect of any Company In-License Agreement in the event that SpinCo notifies the Company within sixty (60) days of the receipt of the applicable Selected In-License Notice that SpinCo desires not to receive the benefit of a sublicense under such Company In-License Agreement, in which event the license granted to SpinCo in Section 6.4(a) shall be deemed to exclude ab initio any sublicense under such Company In-License Agreement and SpinCo shall not be responsible pursuant to this Section 6.4(b) for any payments due to such Third Party pursuant to such agreement).  Any sublicense granted to SpinCo with respect to such Grantback

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Patent Rights under a Company In-License Agreement (other than any such Agreement with respect to which SpinCo declines the sublicense rights as provided in the preceding sentence), shall be subject to the terms and conditions of the applicable Company In-License Agreement.

Section 6.5.                                 Prosecution and Maintenance of Patent Rights.

(a)         SpinCo Patent Rights.  Subject to Section 6.5(d), except as set forth below, SpinCo shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain any and all SpinCo Background Patent Rights, SpinCo Collaboration Patent Rights and SpinCo Platform Patent Rights (excluding any Compound-Specific Patent Rights).  Any such filing shall be at SpinCo’s sole cost and expense.  Subject to applicable Law, SpinCo shall keep the Company reasonably informed in respect of any material change, effect, event, occurrence, state of facts or development relating to the preparation, filing, prosecution or maintenance of any such Patent Rights being prosecuted by SpinCo that may reasonably be expected to impact the any Company Selected Compound or the Company’s Exploitation License, including by providing the Company with (i) copies of any material communications to or from SpinCo or its Representatives, on the one hand, and any patent authority, on the other hand, with respect thereto and (ii) drafts of any material filings or responses to be made by SpinCo to any such patent authority with respect thereto sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for the Company to review and comment thereon.  SpinCo shall [***] the requests and suggestions of the Company with respect to such drafts and with respect to strategies for preparing, filing, prosecuting and maintaining such Patent Rights; [***].  If SpinCo elects not to file, or desires to discontinue prosecution or maintenance of any such Patent Rights, SpinCo shall provide reasonable prior written notice thereof to the Company and, in any event, so as to provide the Company a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region, and the Company shall have the right, in its sole discretion (subject to Section 6.9) and upon notice to SpinCo, to file, prosecute and maintain such Patent Rights that cover or claim any Company Selected Compound, Acquired Compound or Acquired Product or the Exploitation thereof (including any method of use or making of any Company Selected Compound, Acquired Compound or Acquired Product), which filing, prosecution and maintenance shall be at the Company’s sole cost and expense.  Each Party shall provide the other Party with all assistance reasonably necessary to facilitate prosecution and maintenance of such Patent Rights under this Section 6.5(a).  Notwithstanding the foregoing, SpinCo’s foregoing obligations under this Section 6.5(a) shall not apply to any SpinCo Platform Patent Rights or Extended IP Access Period Patent Rights, and SpinCo shall have the sole right, but not the obligation, at its sole cost and expense, to obtain, prosecute and maintain the SpinCo Platform Patent Rights and any Extended IP Access Period Patent Rights throughout the world, without any obligation to coordinate with the Company.

(b)         Company Patent Rights.

(i)                                     The Company shall have the sole right, but not the obligation, at its sole cost and expense, to obtain, prosecute and maintain the Company Collaboration Patent Rights.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii)                                  The Company shall have the sole right, but not the obligation, to obtain, prosecute and maintain throughout the world any and all Compound-Specific Patent Rights, the cost and expense of which shall be borne by the Company.  Subject to applicable Law, in the case of any Compound-Specific Patent Rights, the Company shall keep SpinCo reasonably informed in respect of any material change, effect, event, occurrence, state of facts or development relating to the preparation, filing, prosecution or maintenance of such Compound-Specific Patent Rights.  The Company shall use reasonable efforts to confer with SpinCo with respect to the Company’s choice of any outside counsel to be retained by or on behalf of the Company to carry out the filing, prosecution and maintenance of any Compound-Specific Patent Rights.  SpinCo shall provide the Company with all assistance reasonably necessary to facilitate prosecution and maintenance of such Compound-Specific Patent Rights.

(c)          Joint Collaboration Patent Rights. As between the Parties, [***] shall have the first right (but not the obligation), using counsel reasonably acceptable to the Company, to obtain, prosecute and maintain throughout the world any Joint Collaboration Patent Rights (excluding any Compound-Specific Patent Rights), in each case, with SpinCo’s reasonable out-of-pocket expenses of preparation, filing, prosecution and maintenance to be [***] by the Parties. Subject to applicable Law, [***] shall keep [***] reasonably informed in respect of any material change, effect, event, occurrence, state of facts or development relating to the preparation, filing, prosecution or maintenance of any such Joint Collaboration Patent Rights, including by providing [***] with (i) copies of any material communications to or from [***] or its Representatives, on the one hand, and any patent authority, on the other hand, with respect thereto and (ii) drafts of any material filings or responses to be made by [***] to any such patent authority sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for [***] to review and comment thereon.  [***] shall consider in good faith the requests and suggestions of [***] with respect to such drafts and with respect to strategies for preparing, filing, prosecuting and maintaining such Joint Collaboration Patent Rights.  If [***] elects not to file, or desires to discontinue prosecution or maintenance of any such Joint Collaboration Patent Rights, SpinCo shall provide reasonable prior written notice thereof to [***] shall thereupon have the option, in its sole discretion to assume the control and direction of the preparation, filing, prosecution and maintenance of such Joint Collaboration Patent Rights, with [***] reasonable out-of-pocket expenses to be [***] by the Parties.  In the event that the non-prosecuting Party under this Section 6.5(c) at any time desires to cease co-funding the preparation, filing or maintenance of any such Joint Collaboration Patent Rights with respect to any country or region, it may do so upon written notice to the prosecuting Party (and shall have no further funding obligations commencing with respect to the period commencing thirty (30) days after the date of such notice), provided that upon providing such notice the non-Prosecuting Party shall automatically be deemed to assign (and hereby assigns effective as of the date of such notice) to the prosecuting Party all right, title and interest in and to such Joint Collaboration Patent Rights with respect to such country or region and such Joint Collaboration Patent Rights shall thereafter be deemed to be Company Collaboration Patent Rights or SpinCo Collaboration Patent Rights, as applicable).

(d)         CREATE Act.  Notwithstanding anything to the contrary in this Article 6, neither Party shall have the right to pursue a filing under 35 U.S.C. 102(c) when exercising its

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

rights under this Article 6, without the prior written consent of the other Party. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. 100(h).

Section 6.6.                                 Enforcement and Defense of Patent Rights.

(a)         Rights and Procedures.  If either Party believes that any SpinCo Background Patent Rights, SpinCo Collaboration Patent Rights, Company Collaboration Patent Rights or Joint Collaboration Patent Rights (including any Compound-Specific Patent Rights) (i) is being infringed by a Third Party’s activities or (ii) is being challenged as invalid or unenforceable (“Infringement/Challenge”), it shall notify the other Party in writing and provide it with any evidence of such Infringement/Challenge that is reasonably available to such Party.

(i)                                     The Company shall have the sole right, but not the obligation, at its sole cost and expense, to remove or defend against any Infringement/Challenge with respect to any Compound-Specific Patent Rights.

(ii)                                  SpinCo shall have the sole right, but not the obligation, at its sole cost and expense, to remove or defend against any Infringement/Challenge with respect to any SpinCo Platform Patent Rights and any Extended IP Access Period Patent Rights.

(iii)                               With respect to any Infringement/Challenge in relation to any SpinCo Background Patent Rights, SpinCo Collaboration Patent Rights, and Joint Collaboration Patent Rights (excluding (x) any Compound-Specific Patent Rights, which are governed by Section 6.6(a)(i) and (y) any SpinCo Platform Patent Rights and any Extended IP Access Period Patent Rights, which are governed by Section 6.6(a)(ii)), (A) the Company shall have the sole right, but not the obligation, to remove or defend against any Infringement/Challenge with respect to any such Patent Rights that [***], including any Acquired Compound or Acquired Product (or the Exploitation thereof) in the Field, (B) SpinCo shall have the sole right, but not the obligation, to remove or defend against any Infringement/Challenge with respect to any such Patent Rights that [***] and (C) the Company shall have the first right, but not the obligation, at its sole cost and expense, to remove or defend against any Infringement/Challenge that is not described by clause (A) or (B) that may reasonably impact any Acquired Compound or Acquired Product in the Field; provided that if the Company determines not to remove or defend against any such Infringement/Challenge within ninety (90) days of receiving notice of any such Infringement/Challenge (or such other period as may be required to preserve SpinCo’s right to remove or defend against such Infringement/Challenge), SpinCo shall, at its sole cost and expense, have the right, but not the obligation, to defend against such remove or defend against any such Infringement/Challenge, subject to the Company’s prior written consent, not to be unreasonably withheld, conditioned or delayed (the Party with the right to remove or defend such Infringement/Challenge being referred to as the “Lead Litigation Party”).  The Parties shall cooperate to ensure that there is proper communication and coordination of activities between the Parties with respect to the activities carried on pursuant to the terms of this Section 6.6(a)(iii).  For the avoidance of doubt, [***].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)         Cooperation.  The Party not enforcing or defending the applicable Patent Rights under Section 6.6(a) shall, at the requesting Party’s expense, provide reasonable assistance to the other Party, including providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and joining the action to the extent necessary to allow the enforcing Party to maintain the action.

(c)          Costs and Expenses.  Any amounts recovered by either Party pursuant to Section 6.6(a), whether by settlement or judgment, shall be used to reimburse the Parties for their reasonable out-of-pocket costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses), with any remainder being retained by or paid to the Party removing or defending against the Infringement/Challenge.

Section 6.7.                                 Potential Infringement of Third Party Rights.

(a)         Third Party Licenses.  If (i) in the reasonable opinion of the Company, one or more Patent Rights have issued to a Third Party in any country such that the Company or any of its Affiliates or (sub)licensees cannot exercise the Exploitation License or otherwise Exploit any Acquired Compound in such country without infringing such Patent Rights or (ii) as a result of any claim made against the Company or any of its Affiliates or (sub)licensees alleging that the exercise of the Exploitation License or other Exploitation of any Acquired Compound by the Company, its Affiliates or any of its (sub)licensees infringes or misappropriates any Patent Rights or any other intellectual property right of a Third Party in any country, a judgment is entered by a court of competent jurisdiction from which no appeal is taken within the time permitted for appeal, such that the Company or any of its Affiliates or (sub)licensees cannot exercise the Exploitation License or otherwise Exploit any Acquired Compound  in such country without infringing the Patent Rights or other proprietary rights of such Third Party, then, in any case, the Company shall have the first right, but not the obligation, at its sole cost and expense, to negotiate and obtain a license from such Third Party as necessary for the Company and its Affiliates and (sub)licensees to exercise the Exploitation License or otherwise Exploit any Acquired Compound in such country.

(b)         Third Party Litigation.  In the event that a Third Party institutes a Patent Rights, trade secret or other infringement suit against either Party or its Affiliates or (sub)licensees alleging that the exercise of the Exploitation License or other Exploitation of any Acquired Compound  infringes one or more Patent Rights, trademark, trade secret or other intellectual property rights held by such Third Party, then subject to Article 9, the Company shall have the first right, but not the obligation, at its sole cost and expense, to assume direction and control of the defense of claims arising therefrom (including the right to settle such claims at its sole discretion).  If the Company determines not to assume such direction and control, subject to Article 9, SpinCo shall, at its sole cost and expense, have the right, but not the obligation, to defend against such claims asserted against SpinCo or any of its Affiliates; provided, however, that SpinCo shall obtain the written consent of the Company prior to settling or otherwise disposing of such claims to the extent such event would limit or restrict the ability of the Company to exercise the Exploitation License or Exploit any Acquired Compound.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)                      Cooperation.  In the event that a Third Party institutes a Patent Rights, trade secret or other infringement suit against either Party or its Affiliates or (sub)licensees, the Party that is not controlling the defense shall, and shall cause its Affiliates, to use all reasonable efforts to assist and cooperate with the defending Party (at the defending Party’s expense) in connection with the defense of such suit.

Section 6.8.                                 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by the Company or SpinCo are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.  The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

Section 6.9.                                 Patent Term Extension and Orange Book Listing. For the avoidance of doubt, as between the Parties:

(a)                     [***] shall have the sole right to make decisions regarding and shall have the sole right to apply for, patent term extensions, worldwide, including in the United States with respect to extensions pursuant to 35 U.S.C. §156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, with respect to the Compound-Specific Patent Rights covering or claiming the Acquired Compounds and the Acquired Products, and the Exploitation of each of the foregoing, including patent term extensions decisions with respect to Compound-Specific Patent Rights and [***] Collaboration Patent Rights, in each case including whether or not to do so. [***] shall ensure that any and all Compound-Specific Patent Rights Controlled by [***] remain available for such patent term extensions with respect to the Acquired Compounds and the Acquired Products, and the Exploitation of each of the foregoing unless the Parties otherwise agree in writing.  The Parties shall cooperate with respect to any decisions regarding patent term extensions, worldwide, with respect to any Compound-Specific Patent Rights and shall cooperate in good faith to consider each Party’s respective interests in patent term extensions as relates to its respective products.  For the avoidance of doubt, [***] shall not have the right to seek any patent term extension, supplemental protection certificate or other extension of any Grantback Patent Rights at any

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

time.

(b)         [***] shall have the sole right to make all filings with regulatory authorities, worldwide, with respect to any Acquired Compounds or Acquired Products, including as required or allowed (i) in the United States, in the Orange Book, and (ii) outside of the United States, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 in the European Union or other international equivalents of any of the foregoing.

Section 6.10.                          No Implied Licenses.  Except as expressly provided herein, neither Party grants any license or similar right to or under any intellectual property not otherwise expressly granted herein.

ARTICLE 7
CONFIDENTIALITY

Section 7.1.                                 Confidentiality.

(a)                     Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, each Party shall, and shall cause its officers, directors, employees and agents to, (i) all times during the Term and for a period of [***] years following termination or expiration hereof (the “Confidentiality Term”), keep confidential and shall not publish or otherwise disclose to any Third Party any Confidential Information of the other Party and (ii) not use for any purpose other than a Permitted Use any Confidential Information of the other Party.  Subject to Section 7.1(b), as used in this Agreement (i) “Confidential Information” means all information and know-how and any tangible embodiments thereof provided or disclosed by one Party to the other Party in the course of performing this Agreement, including data; knowledge; practices; processes; ideas; research plans; engineering designs and drawings; research data; manufacturing processes and techniques; scientific, manufacturing, and business plans; and financial and personnel matters relating to the disclosing Party or to its present or future products, sales, suppliers, customers, employees, investors or business and (ii) a “Permitted Use” means (x) the exercise of any (sub)license or other rights hereunder or the conduct of activities related to the subject matter of this Agreement or (y) the performance by a Party of any of its obligations under this Agreement.  Without limiting the generality of the foregoing, all SpinCo Platform Know-How and tangible embodiments thereof shall be Confidential Information of SpinCo.

(b)                     Research Program Information.

(i)                                     In light of the Parties’ shared interests in the Research Activities, both Parties recognize each other’s interest in Information generated under or in connection with this Agreement or the Research Program consisting of the Research Plan and any amendments thereto, Target Compound Profiles, Initial Screening Results and other results of tests, assays, studies and other activities (including Preclinical Functional Efficacy Studies) conducted in the Research Program and other Information with respect to any Collaboration Compound that is the subject of any Research Activities hereunder (collectively, the “Research Program Information”).  Notwithstanding the Party that disclosed any Research Program Information,

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

such Information shall be the Confidential Information of each Party (and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto); provided that with respect to Research Program Information, a Permitted Use means (in addition to the uses set forth in Section 7.1(a)), the right to use Research Program Information, in the case of each Party,  for its internal research purposes and, in the case of SpinCo, except in the case of the Research Plan and any amendments thereto, the Target Compound Profiles and Confidential Acquired Compound Information, for the conduct of any and all activities that are not targeted to the Field.  Any disclosures of such Research Program Information to Third Parties shall be subject to the other terms of this Article 7.

(ii)                                  Notwithstanding Section 7.1(a) and 7.1(b), (A) upon the Company’s exercise of a Pick with respect to an Eligible Compound, any and all Research Program Information pertaining primarily to such Eligible Compound shall be deemed to be the Confidential Information of the Company (and not of SpinCo) and (B) upon SpinCo’s exercise of a Pick with respect to an Eligible Compound or any Collaboration Compound becoming a Declined Compound, any and all Research Program Information pertaining primarily to such Eligible Compound shall be deemed to be the Confidential Information of SpinCo (and not of the Company); provided that with respect to any Selected Compound that becomes a Terminated Compound pursuant to Section 2.2(e), any and all Research Program Information pertaining primarily to such Eligible Compound shall be deemed to be the Confidential Information of each Party (and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto) unless and until such Terminated Compound again becomes a Selected Compound of a Party.

(iii)                               Notwithstanding Sections 7.1(a) and 7.1(b)(ii), (A) upon the Company’s exercise of an Option with respect to any Acquired Compound, any and all Research Program Information pertaining primarily to the Acquired Compounds and Acquired Products and all Compound-Specific Technology (collectively, as of the applicable Option Exercise Date, the “Confidential Acquired Compound Information”) shall be deemed to be the Confidential Information of the Company (and not of SpinCo), (B) after the conclusion of the Option Period with respect to all Company Selected Compounds, any and all Research Program Information pertaining primarily to any Declined Compound or SpinCo Selected Compound shall be deemed the Confidential Information of SpinCo (and not of the Company) and (C) after the conclusion of the Option Period with respect to all Company Selected Compounds, any and all other Research Program Information that is not covered by clause (A) or clause (B) above shall be the Confidential Information of the disclosing Party with respect thereto.

Section 7.2.                                 Exceptions. Notwithstanding the foregoing, the confidentiality and non-use obligation under Section 7.1 with respect to any Confidential Information shall not apply to information that:

(a)                     can be demonstrated by documentation or other competent evidence to have been in the knowledge or possession of the receiving Party prior to the time it was disclosed to, or learned by, the receiving Party;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)                     was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)                      became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)                     was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

(e)                      can be demonstrated by documentation or other competent evidence to have been independently developed by or for the receiving Party without use of the disclosing Party’s Confidential Information;

provided, however, (i) that the exceptions set forth in clauses (a), (d) and (e) shall not operate to relieve SpinCo of any obligations with respect to any Confidential Acquired Compound Information, and (ii) that the exceptions set forth in clauses (a), (d) and (e) shall not operate to relieve the Company of any obligations with respect to any Research Program Information pertaining primarily to SpinCo Selected Compounds or Declined Compounds.

For clarity, in the case of clauses (a), (b) and (c) above, specific disclosures made under this Agreement shall not be deemed to be within the above exceptions merely because they are embraced by general disclosures in the public knowledge or literature or in the possession of the receiving Party, and any combination of features disclosed hereunder shall not be deemed within the above exceptions merely because individual features are in the public knowledge or literature or in the possession of the receiving Party.

Section 7.3.                                 Authorized Disclosure.  Notwithstanding anything in Section 7.1 to the contrary, the receiving Party may disclose the Confidential Information of the disclosing Party to the extent that such disclosure is:

(a)                     made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local Governmental Entity of competent jurisdiction or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by applicable Law, including by reason of filing with securities regulators; provided, however, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that the Confidential Information disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order;

(b)                     made by or on behalf of the receiving Party to a Governmental Entity as

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

required in connection with any filing, application or request for regulatory approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information to the extent practicable and consistent with applicable Law;

(c)                      subject to the disclosing Party’s prior written consent, not to be unreasonably withheld, conditioned or delayed, made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining or enforcing any Patent Right provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

(d)                     made by or on behalf of the receiving Party to its Representatives and contractors in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement, or to existing or prospective investors,  lenders or acquirers as may be necessary or useful in connection with their evaluation of such existing or prospective investment, loan or acquisition; provided, however, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 7 (which confidentiality and non-use obligations shall apply for a period of no less than [***] years after the effective date of the agreement pursuant to which any such disclosure is made);

(e)                      made by or on behalf of the Company or its Affiliates or (sub)licensees to  Representatives, contractors, existing or prospective collaboration partners, (sub)licensees, or acquirers or other Third Parties as may be necessary or useful in connection with the Exploitation of any Acquired Compound or Acquired Product;  provided, however, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 7 (which confidentiality and non-use obligations shall apply for a period of no less than [***] years after the effective date of the agreement pursuant to which any such disclosure is made);

(f)                       in the case of Research Program Information, made by or on behalf of SpinCo or its Affiliates to  Representatives, contractors, existing or prospective collaboration partners, (sub)licensees, or acquirers or  other Third Parties as may be necessary or useful in connection with the Exploitation of a SpinCo Selected Compound or Declined Compound or the other conduct of its business outside the Field; provided, however, that such rights of disclosure shall not apply to any Research Program Information with respect to the structure of any Collaboration Compound other than a SpinCo Selected Compound or a Declined Compound or to any Confidential Acquired Compound Information; provided, further, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 7 (which confidentiality and non-use obligations shall apply for a period of no less than [***] years after the effective date of the agreement pursuant to which any such disclosure is made); or

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(g)                      mutually agreed to by the Parties or as otherwise expressly set forth in this Agreement.

Section 7.4.                                 Nondisclosure of Terms.  Each of the Parties hereto acknowledges that the terms of this Agreement constitute the Confidential Information of each Party and agrees not to disclose the terms of this Agreement to any Third Party without the prior written consent of the other Party hereto; provided that a Party may disclose the terms of this Agreement without such consent to such Party’s Representatives on a need-to-know basis, and also as follows: (a) either Party may disclose such terms to existing and prospective Third Party investors, lenders and acquirers and other Third Parties in connection with due diligence or similar investigations by such Third Parties, (b) the Company may disclose such terms to existing and potential (sub)licensees, collaborators and other Third Parties as may be necessary or useful in connection with the Exploitation of any Acquired Compound or Acquired Product, and (c) SpinCo may disclose such terms to existing and potential licensees and sublicensees, and to collaborators of SpinCo as may be necessary or useful in connection with (i) the Exploitation of any SpinCo Selected Compound or Declined Compound as may be necessary or useful in connection with the grant of such sublicense and (ii) after expiration of the Option, the Exploitation of any compound or product that modulates the NMDA receptors other than any Acquired Compound or Acquired Product as may be necessary in connection with such (sub)licensee’s or collaborator’s reasonable and customary diligence activities, provided that any disclosure pursuant to clause (ii) shall be limited to only those terms necessary to demonstrate that the compounds or products with respect to which such disclosure is being made are not within the scope of this Agreement, and provided, further, that  SpinCo shall have obtained the Company’s prior written consent with respect to the terms to be disclosed prior to disclosing any such terms; provided, further, that in each case ((a)-(c)) the permitted disclosures shall be made under confidentiality obligations substantially equivalent to those of this Agreement.  Notwithstanding the foregoing, to the extent a Party determines in good faith that it is required by applicable Law to publicly file or otherwise disclose the terms of this Agreement with a Governmental Entity, including public filings pursuant to securities laws or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted), such disclosing Party shall provide the proposed redacted form of this Agreement to the other Party with a reasonable amount of time prior to filing or disclosure for the other Party to review and approve such redacted form (which approval shall not be unreasonably conditioned, withheld or delayed).  The Party making such filing, registration, notification or disclosure shall submit this Agreement in a manner consistent with the agreed redaction and shall use commercially reasonable efforts to seek confidential treatment for the redacted terms, to the extent such confidential treatment is applicable and reasonably available consistent with applicable Law.  Each Party shall be responsible for its own legal and other external costs in connection with any such filing, registration or notification.

Section 7.5.                                 Press Releases and Announcements.  Except as provided in Section 7.4, no public statement or disclosure concerning the existence or terms of this Agreement shall be made, either directly or indirectly, by either Party, without first obtaining the written approval of the other Party.  Once any public statement or disclosure has been approved in accordance with this Section 7.5, then either Party may make subsequent and repeated public disclosure of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the contents thereof without further approval of the other Party.

Section 7.6.                                 Publications and Presentations.  The Parties acknowledge that scientific lead-time is a key element of the value of the Research Activities under the Research Program and further agree that scientific publications must be strictly monitored to prevent any adverse effect from premature publication of results of the Research Activities hereunder.  Accordingly, neither Party shall publish, present or otherwise disclose any material related to the results of the Research Program without the prior review by the other Party.  The publishing Party shall provide the other Party the opportunity to review each of the publishing Party’s proposed abstracts, manuscripts or presentations (including information to be presented verbally) that contain the non-publishing Party’s Confidential Information or disclose any unpatented Information related to the results of the Research Program at least [***] days prior to its intended presentation or submission for publication, and the publishing Party agrees, upon written request from the non-publishing Party given within such thirty (30)-day period, not to submit such abstract or manuscript for publication or to make such presentation until the non-publishing Party is given up to [***] days (or such other period as the Parties may mutually agree) from the date of such written request to seek appropriate patent protection for any unpatented Information disclosed in such publication or presentation that it reasonably believes may be patentable.  Notwithstanding the foregoing, in no event shall a Party have the right, in reliance on this Section 7.6, to publish, present or otherwise disclose any Confidential Information of the other Party without such other Party’s prior written consent; provided that the Company shall have the right to publish, present or otherwise disclose the Research Program Information with respect to any Acquired Compound or Acquired Product without the prior written consent of SpinCo, and SpinCo shall have the right to publish, present or otherwise disclose the Research Program Information with respect to any SpinCo Selected Compound or any Declined Compound without the prior written consent of the Company.

Section 7.7.                                 Use of Name.  Neither Party shall mention or otherwise use the name, insignia, symbol, trademark, trade name or logotype of the other Party (or any abbreviation or adaptation thereof) in any publication, press release, promotional material or other form of publicity without the prior written approval of such other Party in each instance.  The restrictions imposed by this Section 7.7 shall not prohibit either Party from making any disclosure identifying the other Party that is required by applicable Law.

ARTICLE 8
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 8.1.                                 Representations, Warranties and Covenants.  Each Party hereby represents and warrants, as of the Execution Date and as of the Effective Date, and covenants to the other Party, as applicable, as follows:  Such Party has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.  This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal and valid obligation binding upon such Party and enforceable in accordance with its terms.  The execution, delivery and performance of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the Agreement by such Party does not and will not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, or violate any applicable Law, any order of any court, governmental body or administrative or other agency having jurisdiction over it, or its articles of incorporation or bylaws.

Section 8.2.                                 Additional Representations, Warranties and Covenants of SpinCo.  SpinCo hereby represents and warrants, as of the Execution Date and as of the Effective Date, and covenants, as applicable, as follows:

(a)                     With respect to each Collaboration Compound and each Company Selected Compound, all Information contained in the Initial Screening Results and in the Data Package, as applicable, including any reports delivered in connection therewith, with respect to such compound will be complete and will accurately set forth the results of the relevant activities in all respects, and taken together, such Information will constitute all material information related to such compound Known to SpinCo at the time of delivery of such Initial Screening Results, Data Packages and related reports.

(b)                     Neither SpinCo nor its Affiliates has, directly or indirectly, by action or omission, (i) assigned, transferred, granted, conveyed or otherwise encumbered any right, title or interest in or to any Patent Rights or Information owned by, licensed to or otherwise Controlled by SpinCo or its Affiliates with respect to the Exploitation of compounds or products in the Field or with respect to any Collaboration Compound, or (ii) agreed to or is otherwise bound by any covenant not to sue for any infringement, misuse or otherwise with respect to the foregoing Patent Rights or Information.

(c)                      To SpinCo’s Knowledge, as of the date hereof the conduct of the Research Program as described in the initial Research Plan does not and will not infringe or misappropriate any Patent Rights or other intellectual property or proprietary right of any Person.

(d)                     Except as otherwise disclosed to the Company as part of the Data Package, the Exploitation by the Company of the applicable Company Selected Compound, and if optioned by the Company, the associated Acquired Compound will not, to SpinCo’s Knowledge at the time of delivery of the Data Package, infringe or violate the issued Patent Rights or misappropriate any other intellectual property or proprietary rights of any Person.

(e)                      To SpinCo’s Knowledge, all material Information Controlled by SpinCo with respect to any Company Selected Compound at the time of delivery of the Data Package will be disclosed to the Company in writing prior to, or as part of, the delivery of any applicable Data Package, or if later obtained by SpinCo, promptly after obtaining same.

(f)                       Schedule 8 sets forth a true and complete list of all SpinCo In-Licenses and shall be updated by SpinCo from time to time to list any SpinCo In-License entered into after the Effective Date.  SpinCo has, prior to the Effective Date, provided the Company with access to true and complete (except for any redactions required by the terms thereof) copies of any SpinCo In-License in effect as of the Effective Date.  To SpinCo’s Knowledge (i) the licenses to SpinCo in the SpinCo In-Licenses are in full force and effect and by their terms and are sublicenseable to

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the Company as contemplated by this Agreement, (ii) there are no challenges to or violation of the rights granted to SpinCo thereunder by any Third Party, (iii) SpinCo is not in material breach under any of the SpinCo In-Licenses, nor, to SpinCo’s Knowledge, is any counterparty thereto, and (iv) SpinCo has not received any written notice of breach under any of the SpinCo In-Licenses from the counterparty thereto.

(g)                      Except with respect to any SpinCo In-Licenses to which the Company has consented pursuant to Section 6.3(e), as of the date of the assignment of any Compound-Specific Technology to the Company pursuant to Section 3.2, such Compound-Specific Technology will be Controlled by SpinCo or an Affiliate free and clear of all Liens.

(h)                     Neither SpinCo nor any of its Affiliates has been debarred or is subject to debarment and neither it nor any of its Affiliates will use in any capacity, in connection with the SpinCo Activities, any Person who has been debarred pursuant to Section 306 of the FFDCA or who is the subject of a conviction described in such section.  SpinCo agrees to inform the Company in writing promptly if it or any such Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of its or its Affiliates’ Knowledge, is threatened, relating to the debarment or conviction of it or any such Person performing services hereunder.

(i)                         In furtherance of the rights granted to the Company hereunder, SpinCo shall enter into agreements to obligate all Persons who perform SpinCo Activities or who conceive, discover, develop or otherwise make any Compound-Specific Technology or Licensed Technology to assign their rights in and to any such Information and Patent Rights to SpinCo such that SpinCo may assign or license such rights to the Company, as applicable, in accordance with this Agreement.

(j)                        As of the Effective Date, SpinCo has the infrastructure and appropriately qualified research and technical personnel required to conduct the Initial Screening Process and, during the Research Term, shall at all times have and maintain the infrastructure and shall use Commercially Reasonable Efforts to have and maintain at all times appropriately qualified research and technical personnel required to conduct the Research Activities in accordance with the Research Plan.

(k)                     Neither SpinCo nor any of its Affiliates has encumbered, and neither SpinCo nor any of its Affiliates will at any time during Term encumber, any (i) Licensed Technology or (ii) any Know-How or Patent Rights that are owned by SpinCo or any of its Affiliates that would, in the absence of a “control” requirement, constitute Licensed Technology hereunder, in each case that is necessary or useful to the Company under or in connection with the Research Program or the Exploitation of any Company Selected Compounds or Acquired Compounds, in a manner that would have the effect of excluding such Licensed Technology from the licenses, assignments or other rights provided to the Company hereunder.

(l)                         SpinCo and its Affiliates and their respective permitted contractors and consultants will conduct all SpinCo Activities in accordance with applicable Law, including

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

good laboratory practices.

Section 8.3.                                 No Other Warranties. OTHER THAN THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR GRANTS ANY WARRANTY IN THIS AGREEMENT AND EACH PARTY HEREBY  DISCLAIMS ALL OTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY WITH RESPECT TO MATERIALS OR INFORMATION DELIVERED TO THE OTHER PARTY UNDER THIS AGREEMENT, OR WITH RESPECT TO ANY INFORMATION OR PATENT RIGHTS, INCLUDING ALL OTHER WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, AND VALIDITY OF ANY PATENTS, ISSUED OR PENDING.

ARTICLE 9
INDEMNIFICATION

Section 9.1.                                 Indemnification by the Company.  The Company shall defend, indemnify and hold harmless SpinCo, its Affiliates, and their respective directors, officers, agents and employees (each a “SpinCo Indemnified Party”) from any Loss incurred in connection with any and all Third Party suits, investigations, claims or demands (collectively, “Third Party Claims”) to the extent arising out of or resulting from (a) the Company’s breach of this Agreement, (b) the research, development or Exploitation of any Company Selected Compound or Acquired Compound or Acquired Product by the Company or any of its Affiliates, (sub)licensees or agents or (c) any negligence or willful misconduct on the part of the Company or its Affiliates or their respective directors, officers, employees, and agents in performing their obligations under this Agreement; provided, however, that the foregoing indemnity obligation shall not apply to the extent such Loss is subject to indemnification by SpinCo pursuant to Section 9.2, as to which Losses each of the Company and SpinCo shall indemnify the other to the extent of their respective liability.

Section 9.2.                                 Indemnification by SpinCo.  SpinCo shall defend, indemnify and hold harmless the Company, its Affiliates and (sub)licensees, and their respective directors, officers, agents and employees (each a “Company Indemnified Party”) from any Loss incurred in connection with any and all Third Party Claims to the extent arising out of or resulting from (a) SpinCo’s breach of this Agreement, (b) the research, development or Exploitation of any Excluded Compound or SpinCo Selected Compound, product that contains a Excluded Compound or a SpinCo Selected Compound, Non-Acquired Compound or Non-Acquired Product by SpinCo or any of its Affiliates, (sub)licensees or agents or (c) any negligence or willful misconduct on the part of SpinCo or its Affiliates or their respective directors, officers, employees, and agents in performing their obligations under this Agreement; provided, however, that the foregoing indemnity obligation shall not apply to the extent such Loss is subject to indemnification by the Company pursuant to Section 9.1, as to which Losses each of the Company and SpinCo shall indemnify the other to the extent of their respective liability.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 9.3.                                 Indemnification Procedures.

(a)         Notice of Claim. All indemnification claims in respect of a Company Indemnified Party shall be made solely by the Company and all indemnification claims in respect of a SpinCo Indemnified Party shall be made solely by SpinCo.  The Company or SpinCo shall give the Indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such the Indemnified Party intends to base a request for indemnification under this Section 9.3, but in no event shall the Indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time).  The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Loss and Third Party Claims.

(b)         Control of Defense. At its option, the Indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  The assumption of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party.  In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 9.3(c), the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the Indemnifying Party.  In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the Indemnifying Party in its defense of the Third Party Claim.

(c)          Right to Participate in Defense.  Without limitation of Section 9.3(b) above, any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s own expense unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.3(b) (in which case the Indemnified Party shall control the defense), or (iii) the interests of the indemnitee and the Indemnifying Party with respect to such Third Party Claim

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

are sufficiently adverse to prohibit the representation by the same counsel of both parties under applicable Law, ethical rules or equitable principles.

(d)         Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate.  With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.3(b), the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed).  If the Indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim; provided that the Indemnified Party shall not settle any Third Party Claim without the prior written consent of the Indemnifying Party, not to be unreasonably withheld or delayed.

(e)          Cooperation.  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation shall include access during normal business hours afforded to Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

(f)           Expenses.  Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

Section 9.4.                                 Insurance. Each Party shall have and maintain such type and amounts of insurance covering its activities hereunder as is reasonable under the circumstances, including insurance as is: (a) normal and customary in the research-based pharmaceutical industry generally for parties similarly situated; and (b) otherwise required by applicable Law.  Each of the foregoing policies of SpinCo shall be primary to any liability insurance carried by

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the Company, which Company insurance shall be excess and non-contributory for claims and losses arising out of the performance of the Agreement.  In the case of the Company (but not SpinCo), all of such insurance coverage may be maintained through a self-insurance plan. Certificates evidencing at least the above-required insurance coverage shall be submitted by each Party within thirty (30) days after the Effective Date and prior to each renewal or replacement period and shall bear a certification that the coverage specified therein will not be canceled or terminated without at least thirty (30) days’ prior written notice to the other Party.  Such policies shall remain in effect throughout the Term and shall not be canceled without the prior authorization of the other Party.  Maintenance of such insurance coverage shall not relieve a Party of any responsibility under this Agreement for damages in excess of insurance limits or otherwise.

ARTICLE 10
TERMINATION

Section 10.1.                          Term.  This Agreement shall come into force on the Effective Date and shall continue in effect until the expiration of the Option Period with respect to all Collaboration Compounds and the conclusion of any associated assignment and Initial Transfer activities as set forth in Sections 3.2 (other than Section 3.2(c)) and 3.3 (the “Term”), unless earlier terminated in accordance with the terms hereof.

Section 10.2.                          Termination Upon Notice. The Company may terminate this Agreement for any or no reason at any time upon sixty (60) days’ written notice to SpinCo.

Section 10.3.                          Termination for Insolvency.  In the event that either Party files for protection under bankruptcy or insolvency laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within sixty (60) days after such filing, proposes a written agreement of composition or extension of its debts, proposes or is a party to any dissolution or liquidation, files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within sixty (60) days of the filing thereof, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to the first Party.

Section 10.4.                          Effect of Termination or Expiration.

(a)                     Upon any termination of this Agreement:

(i)                                     the Research Program shall terminate;

(ii)                                  if the Company has exercised any Option as of the effective date of expiration or termination, SpinCo shall complete as promptly as practicable all assignment and transfer activities set forth in Section 3.2 and 3.3 with respect to any Acquired Compound to the extent not completed as of the date of expiration or termination;

(iii)                               if the Company has exercised any Option as of the effective date of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

expiration or termination, the license granted to the Company under Section 6.3(b) and the license granted to SpinCo in Section 6.4(b) shall survive and remain in effect on a fully-paid, perpetual and irrevocable basis (and, for clarity, termination of either such license is not an available remedy for breach by a Party of this Agreement or any of its obligations hereunder); and

(iv)                              in the event Company terminates this Agreement pursuant to (A) Section 10.2 and SpinCo is in material breach of one or more of its material obligations under this Agreement as of the effective date of such termination, or (B) Section 10.3, then in each case ((A) and (B)), the Exclusivity Period shall remain in effect until the [***] anniversary of the date that would have been the last day of the Research Term had the Research Term run its full course without extension (i.e., a Research Term of [***] years).

(b)                     Upon any termination or expiration of this Agreement, each Party shall promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Article 7, (i) any such Confidential Information with respect to which a Party has a continuing right or license under this Agreement, (ii) one (1) copy of such Confidential Information in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (iii) any computer records or files containing such Confidential Information that have been created solely by its automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with its standard archiving and back-up procedures, but not for any other uses or purposes and (iv) any Confidential Information of the other Party contained in its laboratory notebooks or databases.

Section 10.5.                          Accrued Rights.  The expiration or earlier termination of this Agreement, for any reason, shall not affect any rights or obligations that have already accrued as of the date of such expiration or termination, nor preclude either Party from pursuing any rights and remedies it may have under this Agreement or at law or in equity which accrued or are based upon any event occurring before expiration or termination.

Section 10.6.                          Survival.  If the Company has not exercised any Option as of the expiration or any termination of this Agreement, Articles 1 (to the extent necessary to give effect to the other articles and sections set forth in this Section 10.6), 9 (other than Section 9.4) and 11 and Sections, 2.8, 3.4 (with respect to SpinCo’s exclusivity obligations with respect to Declined Compounds), 3.6 (for the Exclusivity Period), 3.7, 3.8 (for the Exclusivity Period), 4.2(a)(iii) (to the extent applicable to any final accounting hereunder), 4.2(b)-(e) (to the extent applicable to any final accounting hereunder), 4.3 (for the relevant period), 4.5-4.7, 6.1-6.2, 6.5(b)(i), 6.5(c)-(d), 6.6 (only with respect to Joint Collaboration Patent Rights), 6.8, 6.10, 7.1-7.3 (for the period contemplated therein), 7.4-7.7, 10.4(a)(i), 10.4(a)(iv), 10.4(b), 10.5, 10.7 and this Section 10.6 shall survive the expiration and any termination of this Agreement.  If the Company has exercised any Option as of the expiration or any termination of this Agreement, then in addition to the Articles and Sections set forth in the preceding sentence, Sections 2.7(b) (second sentence, for a period of one (1) year after expiration or termination), 2.9, 3.2, 3.3, 3.5 (with respect to Acquired Compounds or Acquired Products), 4.4 (solely with respect to any Option exercised during the Term), 6.3(b)-(d), 6.3(e) (subject to the proviso in the last sentence), 6.4(b), 6.5(a), 6.5(b)(ii), 6.6 (in its entirety), 6.7, 6.9, 8.2(f) (first sentence), 10.4(a)(ii), 10.4(a)(iii), shall survive the expiration and any termination of this Agreement.

Section 10.7.                          Termination Not Sole Remedy.  Termination is not the sole

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

remedy under this Agreement and, whether or not termination is effected, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE 11.
MISCELLANEOUS

Section 11.1.                          Notices.  All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be sent by facsimile, courier or express delivery service or personal delivery to the following addresses or facsimile numbers, or to such other addresses or facsimile numbers as shall be designated from time to time by a Party in accordance with this Section 11.1:

(a) if to the Company:

Naurex Inc.

c/o Actavis W.C. Holding Inc.

Morris Corporate Center III

400 Interpace Parkway

Parsippany, NJ 07054

Attention:  General Counsel

Facsimile:  (862) 261-7923

with a copy (which shall not constitute notice) to:

Actavis W.C. Holding Inc.

Morris Corporate Center III

400 Interpace Parkway

Parsippany, NJ 07054

Attention:  General Counsel

Facsimile:  (862) 261-7923

and

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, NY  10018-1405

Attention:  Andrew Ment

Facsimile: (212) 841-1010

(b) if to SpinCo:

[***]

with a copy to:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

All notices, requests, claims, demands, waivers and other communications under this Agreement shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) upon receipt when delivered by a courier or express delivery service (such date of receipt being evidenced by the courier’s or express delivery service’s records) or (iii) when sent, if sent by facsimile.

Section 11.2.                          Assignment.

(a)                                 Without the prior written consent of the other Party hereto, neither Party shall sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate, to the purchaser of all or substantially all of its assets or the business of the Party to which this Agreement relates, or to its successor entity or acquirer in the event of a merger, consolidation or change in control of the Party.  Any attempted assignment or delegation in violation of the preceding sentence shall be void and of no effect.  All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Company or SpinCo, as the case may be.  In the event either Party seeks and obtains the other Party’s consent to assign or delegate its rights or obligations to a Third Party, the assignee shall assume all obligations of its assignor or transferor under this Agreement.

(b)                                 The rights to Information, materials and intellectual property (i) controlled by a Third Party permitted assignee of a Party, which Information, materials and intellectual property were controlled by such assignee immediately prior to such assignment; or (ii) controlled by an Affiliate of a Party who becomes an Affiliate through any Change of Control of such Party after the Effective Date, which Information, materials and intellectual property were controlled by such Affiliate immediately prior to such Change in Control, in each case ((i) and (ii)), shall be automatically excluded from the rights licensed or granted to the other Party under this Agreement; provided, that in each case ((i) and (ii)), SpinCo shall not reference, use or otherwise incorporate any such information, materials or intellectual property in connection with the Research Activities without the prior written consent of the Company.  Without limiting the generality of the foregoing, such Information, materials and intellectual property will not be subject to the licenses granted in Sections 6.3(a) and 6.3(b).

Section 11.3.                          Relationship of the Parties.  It is expressly agreed that SpinCo, on the one hand, and the Company, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency.  Neither SpinCo, on the one hand, nor the Company, on the other hand, shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so.  All persons employed by a Party shall be employees of such Party and not of the other Party and all

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

Section 11.4.                          Equitable Relief.  The Parties acknowledge and agrees that in the event of a violation or threatened violation of any provision of Articles 3 or 7, the non-breaching Party shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving irreparable injury or actual damages and without the necessity of having to post a bond, as well as to an equitable accounting of all earnings, profits and other benefits arising from any such violation.  The rights provided in the immediately preceding sentence shall be cumulative and in addition to any other rights or remedies that may be available to the non-breaching Party.  Nothing in this Section 11.4 is intended, or should be construed, to limit the non-breaching Party’s right to preliminary and permanent injunctive relief or any other remedy for a breach of any other provision of this Agreement.

Section 11.5.                          Amendment and Waiver.

(a)                                 No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any Party at Law, in equity or otherwise.

(b)                                 Except as otherwise specifically set forth in this Agreement, any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective (i) only if it is made or given in writing and signed by SpinCo and the Company or, in the case of a waiver, by the Party granting the waiver and (ii) only in the specific instance and for the specific purpose for which made or given.

Section 11.6.                          Entire Agreement.  This Agreement, together with their schedules and exhibits and all ancillary agreements, documents or instruments to be delivered in connection herewith and therewith, contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof and supersede all prior discussions, negotiations, commitments, agreements and understandings, both written and oral, relating to such subject matter.

Section 11.7.                          No Third-Party Beneficiaries.  None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party other than the SpinCo Indemnified Parties or the Company Indemnified Parties under Article 9. No such Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either Party.

Section 11.8.                          Export Control.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time.  Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other Governmental Entity in accordance with applicable Law.

Section 11.9.                          Counterparts.  This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Agreement may be executed by facsimile, .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were the original signatures.

Section 11.10.                   Dispute Resolution.  Except as provided in Section 5.2(d), if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith, then either Party shall have the right to refer such dispute to the Designated Officers who shall confer on the resolution of the issue.  Any final decision mutually agreed to by the Designated Officers shall be in writing and shall be conclusive and binding on the Parties.  Except as set forth in the provisos in Section 5.2(d), if such officers are not able to agree on the resolution of an issue within twenty (20) days after such issue was first referred to them, the Parties shall have the right to litigate such dispute in accordance with Section 11.12 or to pursue such other dispute resolution mechanism as the Parties may agree. Notwithstanding anything herein to the contrary, nothing in this Section 11.10 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a dispute, if necessary to protect the interests of such Party.

Section 11.11.                   Performance Warranty.  Each Party hereby warrants and guarantees the performance of any and all rights and obligations by its Affiliates. Each Party will prohibit all of its Affiliates from taking, any action that such Party is prohibited from taking under this Agreement as if such Affiliates were parties to this Agreement.

Section 11.12.                   Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the substantive Law of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.  Any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby shall be brought exclusively in a court of competent jurisdiction, federal or state, located in New York, New York, and in no other jurisdiction.  Each Party hereby consents to personal jurisdiction and venue in, and agrees to service of process issued or authorized by, such court.

Section 11.13.                   Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Section 11.14.                   Force Majeure.    Neither Party shall be liable to the other Party for failure or delay in performing any obligation set forth in this Agreement, and neither shall be

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

deemed in breach of its obligations, if such failure or delay is due to a Force Majeure.  In the event of such Force Majeure, the suspension of performance shall be of no greater scope and no longer duration than is necessary and the Party affected shall use commercially reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.  Notice of a Party’s failure or delay in performance due to force majeure must be given to the other Party within ten (10) days after its occurrence.  All delivery dates under this Agreement that have been affected by Force Majeure shall be tolled for the duration of such Force Majeure; provided that, in the case that SpinCo is the affected Party, if the suspension of performance continues for ninety (90) days after the date of the occurrence, the Company shall be permitted to terminate this Agreement on account of such Force Majeure.

Section 11.15.                   Consequential Damages. EXCEPT  IN THE EVENT OF (A) THE INTENTIONAL OR WILLFUL BREACH OR MISCONDUCT OR FRAUD OF A PARTY, (B) A PARTY’S BREACH OF ITS OBLIGATIONS UNDER SECTION 3.6, SECTION 3.7 OR SECTION 3.8 (AS APPLICABLE) OR ARTICLE 7, (C) AS PROVIDED UNDER SECTION 11.4, AND (D) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER ARTICLE 9, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES UNDER THIS AGREEMENT FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS OR LOST REVENUES, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

[Signature page follows]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their duly authorized representatives as of the date first written above.

NAUREX INC.

By:	/s/ Norbert G. Riedel
Name: Norbert G. Riedel, Ph.D.
Title: President and Chief Executive Officer

APTINYX INC.

By:	/s/ Norbert G. Riedel
Name: Norbert G. Riedel, Ph.D.
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO RESEARCH COLLABORATION AGREEMENT]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 1

PRELIMINARY DATA PACKAGE INFORMATION

(TO BE REVIEWED AND FINALIZED BY THE JSC)

In addition to the initial screening results for Eligible Compound:

[***]

SCHEDULES TO RESEARCH AND COLLABORATION AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 2

EXCEPTION COMPOUNDS

[***]

SCHEDULES TO RESEARCH AND COLLABORATION AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 3

EXCLUDED COMPOUNDS

[***]

SCHEDULES TO RESEARCH AND COLLABORATION AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 4

PSYCHIATRY AND NEUROLOGY INDICATIONS

Psychiatry

•                  [***]

•                  [***]

•                  [***]

•                  [***];

•                  [***];

•                  [***];

•                  [***];

•                  [***];

•                  [***];

•                  [***];

•                  [***]; and

•                  [***].

Neurology

•                  Delirium; and

•                  Major or mild neurocognitive disorder  due to Alzheimer’s disease including prodromal stages.

SCHEDULES TO RESEARCH AND COLLABORATION AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 5

INITIAL SCREENING RESULTS

(TO BE REVIEWED AND FINALIZED BY THE JSC)

[***]

SCHEDULES TO RESEARCH AND COLLABORATION AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 6

KNOWLEDGE PERSONS

[***]

SCHEDULES TO RESEARCH AND COLLABORATION AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7

KEY PERSONNEL

[***]

SCHEDULES TO RESEARCH AND COLLABORATION AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 8

SPINCO IN-LICENSES

None, as of the Execution Date or the Effective Date.

SCHEDULES TO RESEARCH AND COLLABORATION AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

[***]

SCHEDULES TO RESEARCH AND COLLABORATION AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NO. 1

TO

RESEARCH COLLABORATION AGREEMENT

AMENDMENT NO. 1, dated as of July 15, 2016 (this “Amendment”), to the Research Collaboration Agreement, dated as of July 25, 2015 (the “Agreement”), by and between Naurex, Inc., a Delaware corporation (the “Company”) and Aptinyx Inc., a Delaware corporation (“SpinCo”).

WHEREAS, the Parties desire to amend the Agreement pursuant to Section 2.2(c)(iv) and Section 11.5(b) of the Agreement to modify certain matters relating to the Picking procedures under the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.                                   Definitions. Capitalized terms not otherwise defined herein have the respective meanings set forth in the Agreement.

2.                                    Amendment. The definition of “Eligible Compound Pool Satisfaction” is hereby deleted it its entirety and replaced with the following:

“Eligible Compound Pool Satisfaction” means, with respect to a Party’s Eligible Compound Selection Period, that the Eligible Compound Pool contains at least [***] Eligible Compounds that are not Terminated Compounds, and that at least [***] of such Eligible Compounds has been added to the Eligible Compound Pool after the last Pick of the other Party.

3.                                    Miscellaneous.

(a)                              From and after the date hereof, all references in the Agreement to “this Agreement” and similar phrases shall be deemed to mean the Agreement  as amended by this Amendment. All of the terms and provisions of the Agreement, as amended hereby, shall continue in full force and effect in accordance with their respective terms.

(b)                               This Amendment shall be governed by, and construed in accordance with, the substantive Law of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof. Any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby shall be brought exclusively in a court of competent jurisdiction, federal or state, located in New York, New York, and in no other jurisdiction. Each Party hereby consents to personal jurisdiction and venue in, and agrees to service of process issued or authorized by, such court.

(c)                                This Amendment may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original  and all of which taken together  shall constitute one and the same agreement.   This Amendment may be executed by facsimile, .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were the original signatures.

[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF,  the Parties have caused this Amendment to be signed by their duly authorized representative as of the date first above written.

NAUREX INC.

By:	/s/ David C. Nicholson
Name: David C. Nicholson
Title: Vice President

APTINYX INC.

By:	/s/ Ashish Khanna
Name: Ashish Khanna
Title: Chief Business Officer

[Signature Page to Amendment No. 1 to Research Collaboration Agreement]